THE RODNEY SQUARE FUND  &  THE RODNEY SQUARE TAX-EXEMPT FUND


     The Rodney Square Fund, consisting of two separate series, the U.S. Government Portfolio and the Money Market Portfolio (each, a "Series"), and The Rodney Square Tax-Exempt Fund (the "Tax-Exempt Fund") are diversified open-end, management investment companies. Each Series of The Rodney Square Fund seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. The Tax-Exempt Fund seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The Series and the Tax-Exempt Fund (each, a "Portfolio") each seek to maintain a constant net asset value of $1.00 per share.

     AN  INVESTMENT  IN A PORTFOLIO IS NEITHER  INSURED  NOR
GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE
THAT  ANY  PORTFOLIO WILL BE ABLE TO MAINTAIN A  STABLE  NET
ASSET VALUE OF $1.00.

                         PROSPECTUS
                      FEBRUARY 1, 1997

     This Prospectus sets forth concise information about the Portfolios that you should know before investing. Please read and retain this document for future reference. Statements of Additional Information (dated February 1,
1997) containing additional information about the Portfolios have been filed with the Securities and Exchange Commission and, as amended or supplemented from time to time, are incorporated by reference herein. A copy of the Statements of Additional Information may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. or by calling the number below, or by writing to Rodney Square Distributors, Inc. at the address noted on the back cover of this Prospectus. Rodney Square Distributors, Inc. is a wholly owned subsidiary of Wilmington Trust Company, a bank chartered in the State of Delaware.


------------------------------------------------------------
         FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING
         AN ACCOUNT, PLEASE CALL:
         *    NATIONWIDE             (800) 336-9970
------------------------------------------------------------

     SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------
EXPENSE TABLE
------------------------------------------------------------
                                U.S. GOVERNMENT    MONEY MARKET    TAX-EXEMPT
                                   PORTFOLIO         PORTFOLIO       FUND
                                ---------------    ------------    ----------

SHAREHOLDER TRANSACTION COSTS:*        None          None           None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)

  Management Fee...................    0.47%         0.47%          0.47%
  12b-1 Fee........................    0.02%         0.01%          0.01%
  Other Operating Expenses ........    0.06%         0.05%          0.08%
                                       -----         -----          -----
  Total Portfolio Operating
     Expenses......................    0.55%         0.53%          0.56%
                                       =====         =====          =====
Example**
You  would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the  end of each time period:
     One year                             $6            $5            $6
     Three years                          18            17            18
     Five years                           31            30            31
     Ten years                            69            66            70
________________

* Wilmington Trust Company and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares.
** The  assumption in the Example of a 5% annual  return  is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, a Portfolio's projected or actual performance.


The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1996.


THE  ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF  PAST  OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
INCURRED  AND  RETURNS MAY BE GREATER OR LESSER  THAN  THOSE
SHOWN.

------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------
     The following tables include selected per share data and other performance information for each Portfolio throughout the following years, derived from the audited financial statements of The Rodney Square Fund and the Tax-Exempt Fund (each, a "Fund," and together the "Funds"). They should be read in conjunction with the Funds' financial statements and notes thereto appearing in each Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996, which is included together with the auditor's unqualified report thereon as part of each Fund's Statement of Additional Information.

                                                    U. S. GOVERNMENT PORTFOLIO
                                                    --------------------------
                                             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------
                            1996   1995     1994+    1993    1992     1991    1990    1989     1988    1987
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
NET ASSET VALUE -
BEGINNING OF YEAR ....     $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Investment Operations:
Net investment
 income ..............     0.050   0.052    0.033   0.028   0.038    0.062   0.078   0.086    0.066   0.057
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Distributions:
From net investment
 income...............    (0.050) (0.052)  (0.033) (0.028) (0.038)  (0.062) (0.078) (0.086)  (0.066) (0.057)
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----

NET ASSET VALUE -
END OF YEAR ..........     $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           =====   =====    =====   =====   =====    =====   =====   =====    =====   =====

Total Return .........     5.08%   5.37%    3.32%   2.83%   3.88%    6.41%   8.05%   8.91%    6.81%   5.86%

Ratios (to average net assets)/Supplemental Data:
Expenses .............     0.55%   0.55%    0.53%   0.53%   0.54%    0.53%   0.54%   0.52%    0.57%   0.56%
Net investment
 income ..............     4.97%   5.25%    3.27%   2.79%   3.84%    6.22%   7.76%   8.55%    6.63%   5.76%
Net assets at end of year
($000 omitted) .......   341,426 306,096  336,766 386,067 409,534  479,586 364,423 230,804  287,862 288,016
_______________

+ During the fiscal year ended September 30, 1994, the Fund Manager contributed capital of $0.0045 per share to the U.S. Government Portfolio.


                                                     MONEY MARKET PORTFOLIO
                                                     ----------------------
                                             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------

                            1996   1995     1994+    1993    1992     1991    1990    1989     1988    1987
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
NET ASSET VALUE -
BEGINNING OF YEAR .....    $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Investment Operations:
Net investment
 income ...............    0.050   0.054    0.033   0.029   0.041    0.065   0.079   0.087    0.069   0.059
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Distributions:
From net investment
 income ...............   (0.050) (0.054)  (0.033) (0.029) (0.041)  (0.065) (0.079) (0.087)  (0.069) (0.059)
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
NET ASSET VALUE -
END OF YEAR ...........    $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           =====   =====    =====   =====   =====    =====   =====   =====    =====   =====

Total Return ..........     5.17%   5.50%    3.37%   2.92%   4.15%    6.73%   8.23%   9.09%    7.07%   6.10%


Ratios (to average net assets)/Supplemental Data:
Expenses ..............    0.53%   0.54%    0.53%   0.52%   0.52%    0.52%   0.53%   0.52%    0.55%   0.55%
Net investment
 income ...............    5.03%   5.37%    3.33%   2.88%   4.06%    6.52%   7.92%   8.74%    6.87%   5.99%

Net assets at end of year
($000 omitted) ........  980,856 751,125  606,835 649,424 717,544  790,837 766,798 643,363  488,313 406,217
________________

+ During the fiscal year ended September 30, 1994, the Fund Manager contributed capital of $0.0028 per share to the Money Market Portfolio.



                                                        TAX-EXEMPT FUND
                                                        ---------------
                                             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------

                            1996   1995      1994    1993    1992     1991    1990    1989     1988    1987
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----

NET ASSET VALUE -
BEGINNING OF YEAR ....     $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Investment Operations:
Net investment
 income ..............     0.031   0.033    0.021   0.020   0.030    0.045   0.054   0.059    0.047   0.037
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----
Distributions:
From net investment
 income ..............    (0.031) (0.033)  (0.021) (0.020) (0.030)  (0.045) (0.054) (0.059)  (0.047) (0.037)
                           -----   -----    -----   -----   -----    -----   -----   -----    -----   -----

NET ASSET VALUE -
END OF YEAR ..........     $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00    $1.00   $1.00
                           =====   =====    =====   =====   =====    =====   =====   =====    =====   =====

Total Return..........     3.11%   3.36%    2.17%   2.07%   3.06%    4.59%   5.58%   6.04%    4.79%   3.79%

Ratios (to average net assets)/Supplemental Data:
Expenses..............     0.56%   0.54%    0.54%   0.54%   0.54%    0.56%   0.57%   0.57%    0.50%   0.56%
Net investment
 income...............     3.08%   3.29%    2.13%   2.05%   3.06%    4.49%   5.45%   5.88%    4.67%   3.79%

Net assets at end of year
($000 omitted)........   237,185 318,213  388,565 405,517 327,098  353,271 243,146 258,713  302,471 352,987
________________


------------------------------------------------------------
QUESTIONS AND ANSWERS ABOUT THE FUNDS
------------------------------------------------------------
     The information provided in this section is qualified in its entirety by reference to more detailed information elsewhere in this Prospectus.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND POLICIES?
       THE RODNEY SQUARE FUND - Each Portfolio of the Rodney Square Fund seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. There can be no assurance, of course, that either Portfolio will achieve its investment objective. (See "Investment Objectives and Policies.")

       The   Portfolios  of  the  Rodney  Square  Fund   are
   primarily differentiated in terms of their permitted investments which are as follows:

         U.S. GOVERNMENT PORTFOLIO - Obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government obligations") and repurchase agreements involving such obligations.

         MONEY MARKET PORTFOLIO - U.S. dollar-denominated obligations of major U.S. and foreign banks (including, but not limited to, certificates of deposit, time deposits or bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of foreign banks located in the United States), prime commercial paper and other corporate obligations, U.S. Government obligations, high-quality municipal securities and repurchase agreements involving U.S. Government obligations.

       THE RODNEY SQUARE TAX-EXEMPT FUND - The Rodney Square Tax-Exempt Fund seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. There can be no assurance, of course, that the Tax-Exempt Fund will achieve its investment objective. (See "Investment Objectives and Policies.")

       The Tax-Exempt Fund invests in high-quality municipal obligations, including municipal bonds, floating and variable rate obligations, participation interests, tax-exempt commercial paper and short-term municipal notes. The Tax-Exempt Fund has adopted a fundamental policy which requires that, under normal conditions, at least 80% of its annual income will be exempt from federal income tax. (See "Investment Objectives and Policies" and "Dividends and Taxes.") The Tax-Exempt Fund also follows a policy requiring that, under normal conditions, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax. The Tax-Exempt Fund may also invest, to a limited extent, in the types of taxable obligations that are permitted for the Money Market Portfolio.

       ALL  PORTFOLIOS  -   The Portfolios  only  invest  in
   fixed-income  obligations maturing in 397 days  or  less,
   and   the   dollar-weighted  average  maturity  of   each
   Portfolio will not exceed 90 days.

HOW  CAN  YOU BENEFIT BY INVESTING IN THE PORTFOLIOS  RATHER
THAN BY INVESTING DIRECTLY IN MONEY MARKET INSTRUMENTS?
       Investing  in  the  Portfolios  offers  several   key
   benefits:

       FIRST: By pooling the monies of its many investors, the Portfolios enable each investor to benefit from the greater liquidity and higher yields offered by large denomination ($1,000,000 or more) money market instruments.

       SECOND: The Portfolios offer a way to keep money invested in professionally managed portfolios of high-
   quality money market instruments (tax-exempt money market instruments for the Tax-Exempt Fund) and at the same time to maintain full liquidity on a day-to-day basis. There is no minimum period for investment, and no fees will be charged upon redemption.

       THIRD:   Investors in the Portfolios need not  become
   involved with the detailed bookkeeping and operating procedures normally associated with direct investment in money market instruments.

HOW ARE THE PORTFOLIOS' SECURITIES VALUED?
       In valuing their portfolio securities, the Portfolios use the amortized cost method of valuation. It is a fundamental policy of each Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share, although under certain circumstances this may not be possible. (See "Investment Objectives and Policies" and "How Net Asset Value Is Determined.")

WHO IS THE FUND MANAGER?
       Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company
   ("WTC"), serves as the Funds' Manager. (See "Management of the Funds.")

WHO  IS  THE  ADMINISTRATOR, TRANSFER AGENT  AND  ACCOUNTING
AGENT?
       RSMC serves as the Administrator of the Funds and provides transfer agency and accounting services for the Funds. (See "Management of the Funds.")

WHO IS THE DISTRIBUTOR?
       Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Funds'
   Distributor. (See "Management of the Funds.")

HOW DO YOU PURCHASE PORTFOLIO SHARES?
       The Portfolios are designed as investment vehicles for individual investors, corporations and other institutional investors. Shares may be purchased only as described below. There is no sales load. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount.

       Shares of each Portfolio are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust and corporate cash management accounts, or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") that have entered into servicing agreements with RSD through their accounts with those Service Organizations. Service Organizations may receive payments from RSD which are reimbursed by the Portfolios under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Shares may also be purchased directly by wire or by mail from the Funds, c/o RSMC, which serves as transfer agent for the Portfolio shares. (See "Purchase of Shares.")

       Receipt of federal funds or monies immediately convertible to federal funds is necessary before investments may be credited to your account in the Portfolios. The Portfolios and RSD reserve the right to reject new account applications and to close, by redemption, an account without sufficient taxpayer identification information.

       Please call WTC, your Service Organization or the number listed below for further information about the Portfolios or for assistance in opening an account.

------------------------------------------------------------
         *    NATIONWIDE              (800) 336-9970
------------------------------------------------------------

HOW DO YOU REDEEM PORTFOLIO SHARES?
       If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any part of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem their shares by check, by telephone or by mail. There is no fee charged upon redemption. (See "Redemption of Shares.")

 HOW ARE DIVIDENDS PAID?
       Substantially all of the net investment income for each Portfolio is declared as a dividend each day that the net asset value is determined, and dividends are paid no later than seven (7) days after the end of the month in which they are accrued. Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends and Taxes.")

ARE EXCHANGE PRIVILEGES AVAILABLE?
       You may exchange all or a portion of your Portfolio shares for shares of either of the other Portfolios or for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")

------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------
THE RODNEY SQUARE FUND

     The investment objective of each Portfolio of The Rodney Square Fund is to seek a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices.

     The Portfolios are primarily differentiated in terms of their permitted investments, which are as follows:

            U.S.  GOVERNMENT  PORTFOLIO  -  U.S.  Government
obligations   and  repurchase  agreements   involving   such
obligations.

            MONEY MARKET PORTFOLIO - (i) U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of foreign banks located in the United States, provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual audited financial statements) in excess of $100,000,000 (moreover, it is the policy of RSMC to require that the bank have assets in excess of $5 billion as of the date of its most recently published annual audited financial statements); (ii) commercial paper and corporate obligations rated at least A-1 or AA by Standard & Poor's Ratings Services ("S&P") or P-1 or Aa by Moody's Investors Service, Inc. ("Moody's") at the time of investment, or not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney
Square Fund's Board of Trustees; (iii) U.S. Government obligations; (iv) municipal securities rated, as above, by S&P or Moody's, or AA or F-1 by Fitch Investor Services, L.P. ("Fitch"), or not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney Square Fund's Board of Trustees; and (v) repurchase agreements involving U.S. Government obligations. Ratings of instruments represent S&P and Moody's opinions regarding their quality, are not a guarantee of quality, and may change after a Portfolio has purchased an instrument.

     U.S. Government obligations include obligations of agencies and instrumentalities of the U.S. Government that are not direct obligations of the U.S. Treasury. Such obligations may be backed by the "full faith and credit" of the United States or supported primarily or solely by the creditworthiness of the issuer.

     Each Portfolio may enter into repurchase agreements involving U.S. Government obligations, even though the underlying security matures in more than 397 days. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the applicable Portfolio in the event of a default of the seller), it is the policy of each Portfolio to limit repurchase transactions to those banks and primary dealers in U.S. Government obligations whose creditworthiness has been reviewed and found to be satisfactory by RSMC.

     The Money Market Portfolio's investments in the obligations of foreign banks and other foreign issuers and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Obligations of such issuers are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, obligations of foreign entities may be subject to certain additional risks, including adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, interest limitations, currency controls, foreign withholding taxes, and expropriation or nationalization of foreign issuers and their assets. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic issuers. RSMC carefully considers these factors when making investments, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Money Market Portfolio.

     The Money Market Portfolio may invest in municipal bonds, including "general obligation" and "revenue" bonds, with less than 397 days remaining until maturity, floating and variable rate obligations, participation interests and short-term municipal notes. Frequently, the municipal obligations acquired by the Money Market Portfolio are secured by letters of credit or other credit support arrangements provided by domestic or foreign banks or other financial institutions. Changes in the credit quality of these institutions could cause losses to the Money Market Portfolio and affect its share price. For a fuller description of municipal bonds, see "The Rodney Square Tax-Exempt Fund," below. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by the Money Market Portfolio to its shareholders will not be tax-exempt.

THE RODNEY SQUARE TAX-EXEMPT FUND

     The investment objective of the Tax-Exempt Fund is to provide investors with as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal.

     This Portfolio invests in a diversified portfolio of high-quality municipal obligations whose interest payments are exempt from federal income tax. The Portfolio has adopted a fundamental policy which requires that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. The Portfolio also follows a policy which requires that, under normal circumstances, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

     The Portfolio invests only in municipal securities that are rated at the time of investment at least Aa, MIG-1/VMIG-1 or P-1 by Moody's, at least AA, A-1 or SP-1 by S&P, or at least AA or F-1 by Fitch, or not rated but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, The Rodney Square Tax-Exempt Fund's Board of Trustees. See the Appendix to this Prospectus for further information regarding Moody's and
S&P's ratings of municipal obligations. Ratings of municipal obligations represent Moody's and S&P's opinions regarding their quality, are not a guaranty of quality, and may change after the Portfolio has acquired a security. In addition, federal, state or local laws may be passed that adversely affect the tax-exempt status of interest on the municipal securities held by the Portfolio or of the exempt-interest dividends paid by the Portfolio, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. (See "Dividends and Taxes.")

     The Tax-Exempt Fund invests in municipal bonds, including "general obligation" and "revenue" bonds, with less than 397 days remaining until maturity, floating and variable rate obligations, participation interests, tax-exempt commercial paper and short-term municipal notes. Municipal bonds include put bonds, which give the Portfolio the unconditional right to sell the bond back to the issuer at a specified price and exercise date that typically is well in advance of the bond's maturity date, industrial development bonds, and private activity bonds, the interest on which usually is exempt from federal income tax but which generally is an item of tax preference for purposes of the federal alternative minimum tax. The Portfolio may also hold floating or variable rate obligations. A variable rate obligation provides for adjustment in the interest rate (which is set as a percentage of a designated base rate such as the 90-day U.S. Treasury Bill rate) on specific dates, while a floating rate obligation has an interest rate which changes whenever there is a change in a designated base rate such as the prime rate of a bank. The rate adjustments make these obligations less subject to fluctuations in value than other instruments with maturities in excess of 397 days. The obligations have a "demand feature," which means that the Portfolio can demand payment from the issuer or another party on not more than 30 days' notice, either at any time or at specified intervals not to exceed 397 days, at par plus accrued interest. Frequently, the municipal obligations acquired by the Portfolio are secured by letters of credit or other credit support arrangements provided by domestic or foreign banks or other financial institutions. Changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

     The Portfolio may also invest in participation interests in municipal bonds and in floating and variable rate obligations that are owned by banks. These instruments carry a demand feature permitting the Portfolio to tender them back to the issuing bank at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The demand feature usually is backed by an irrevocable letter of credit or guarantee by a bank. The short-term municipal notes in which the Portfolio invests are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. All of these obligations are described in the Appendix to this Prospectus. The Portfolio may purchase other types of tax-exempt instruments which may become available in the future as long as RSMC, under the direction of, and subject to the review of, the Board of Trustees, has determined that they are of a quality equivalent to the ratings stated above.

     The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skill of RSMC in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. In the case of obligations which are secured by letters of credit, either the quality of the credit of the issuer of the underlying security or of the bank issuing the letter of credit may be looked to for purposes of satisfying the Portfolio's quality standards. Letters of credit issued by foreign banks may involve certain risks such as future unfavorable political and economic developments, currency controls or other governmental restrictions which might affect payment by the bank. Additionally, there may be less public information available about foreign banks.

     Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.

     The Portfolio anticipates being as fully invested as practicable in municipal bonds and notes; however, consistent with that portion of its investment objective concerned with stability of principal, from time to time the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations the interest on which is subject to federal income tax. For example, the Portfolio may invest in taxable obligations pending the investment or reinvestment in municipal bonds of proceeds from sales of Portfolio shares or sales of portfolio securities. In addition, the Portfolio may invest in highly liquid, taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemption requests by Portfolio shareholders. Income from taxable obligations will be limited to 20% of the Portfolio's annual income under normal conditions, although the Portfolio may invest without limit in taxable obligations for temporary defensive purposes.

     If the Portfolio invests in taxable obligations, it will purchase obligations which, in RSMC's judgment, are of high-quality. These include U.S. Government obligations, obligations of domestic banks, commercial paper and other short-term corporate obligations, private activity bonds not exempt from federal income tax, and repurchase agreements involving such obligations. The Portfolio's investments in commercial paper and other short-term corporate obligations are limited to those obligations rated P-1 or Aa or better by Moody's or A-1 or AA or better by S&P, respectively, or, not rated, but determined to be of comparable quality by RSMC under the direction of, and subject to the review of, the Board of Trustees.

ALL PORTFOLIOS - OTHER INVESTMENT POLICIES

     Each Portfolio may purchase securities on a when-issued basis. This means that delivery and payment for the securities takes place at a later date while the payment obligations and the interest rate that will be received on the securities are each fixed at the time the Portfolio enters into the commitment. Each Portfolio may purchase without limitation stand-by commitments which give the Portfolio the right to sell a security that it holds back to the issuer or another party at an agreed upon price on a certain date or at any time during a stated period.

     Each Portfolio may borrow money from a bank for temporary or emergency purposes (not for leveraging or investment), but not in excess of one-third of the current value of its net assets. No Portfolio will purchase securities for investment while any bank borrowing equaling 5% of the respective Portfolio's total assets is outstanding. Each Portfolio may also invest up to 10% of its net assets in repurchase agreements not entitling the holder to payment of principal within seven (7) days and other securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. There is no limit on any Portfolio's investment in restricted securities which are liquid.

     There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, a Portfolio may hold cash which is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio might be required to sell securities at a loss.

     The investment objectives, policies and limitations set forth above are supplemented by the information contained in the Portfolios' Statements of Additional Information. Except as noted, each Portfolio's policies and limitations are non-fundamental and may be changed by its Board of Trustees without shareholder approval.

     Each Portfolio has a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although under certain circumstances this may not be possible. There can be no assurance that each Portfolio will achieve its investment objective.

------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------
     HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust and corporate cash management accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, indicating the Portfolio you have selected, along with a completed Application
(included at the end of this Prospectus), to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds. To advise a Portfolio of the wire, and if making an initial purchase, to obtain an account number, you must telephone RSMC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to RSMC, c/o Wilmington Trust Company, Wilmington, DE-ABA #0311-0009-2, attention: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, DDA# 2610-605-2, further credit-your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to RSMC at the address stated above under "By Mail." If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

     INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Portfolios of The Rodney Square Fund may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Portfolio IRA, call RSMC at
(800) 336-9970. WTC makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

     AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, RSMC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12 noon, Eastern time, on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call RSMC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

     ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. Each Portfolio and RSD reserve the right to reject any purchase order and may suspend the offering of shares of any Portfolio for a period of time.

     Portfolio shares of each Fund are offered at their net asset value next determined after a purchase order is received by RSMC and accepted by RSD. Purchase orders received by RSMC and accepted by RSD before 12 noon, Eastern time, on any Business Day of a Fund will be priced at the net asset value per share that is determined at 12 noon. (See "How Net Asset Value Is Determined.") Purchase orders received by RSMC and accepted by RSD after 12 noon, Eastern time, will be priced as of 12 noon on the following Business Day of a Fund. A "Business Day of a Fund" is any day on which the New York Stock Exchange (the "Exchange"), RSMC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of a
Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day,  Labor  Day, Columbus Day, Veterans' Day,  Thanksgiving
Day and Christmas Day.

     Investments in a Portfolio are accepted on the Business Day of a Fund that (i) federal funds are deposited for your account on or before 12 noon, Eastern time, (ii) monies immediately convertible to federal funds are deposited for your account on or before 12 noon, Eastern time, or (iii) checks deposited for your account have been converted to federal funds (usually within two Business Days of a Fund after receipt). All investments in a Portfolio are credited to your account in the form of shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to RSMC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

------------------------------------------------------------
SHAREHOLDER ACCOUNTS
------------------------------------------------------------
     RSMC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share.

     In the interest of economy and convenience, the Portfolios do not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account by Portfolio.

     Due to the relatively high cost of maintaining small shareholder accounts, each Portfolio reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more to prevent the account from being closed.

------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------
     Shareholders may redeem their shares by mail, telephone or check, as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Portfolio's name and your account number.

     BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an eligible institution acceptable to the Portfolios' Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association ("eligible institution"), to: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market Street, Wilmington, DE 19801. The redemption order should indicate the Portfolio from which shares are to be redeemed, the Portfolio account number and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

     BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone may elect to apply in writing for telephone redemption privileges by completing the Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the account number, the number of shares you wish to redeem and certain other information necessary to identify you as the shareholder. The Portfolios will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach RSMC by telephone, you may make a redemption request by mail.

     BY CHECK: A shareholder may utilize the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from the shareholder's Portfolio account to cover the amount of the check. This procedure enables the shareholder to continue receiving dividends on those shares until the check is presented for payment. Canceled checks are not returned; however, shareholders may obtain photocopies of their canceled checks upon request. If a shareholder does not own sufficient shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $500 will also be returned. Because the aggregate amount of Portfolio shares owned by a shareholder is likely to change each day, a shareholder should not attempt to redeem all shares held in an account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks; these charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Fund and RSMC reserve the right to terminate or alter the checkwriting service at any time. RSMC also reserves the right to impose a service charge in connection with the checkwriting service. Shareholders who are interested in the checkwriting service should obtain the necessary forms from RSMC. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

     ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of a Fund. Redemptions are effected at the net asset value next calculated after RSMC has received your redemption request. (See "How Net Asset Value Is Determined.") The Funds impose no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

     Redemption checks are mailed on the next Business Day of a Fund following acceptance by RSMC of redemption instructions, but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by RSMC before 12 noon, Eastern time) or the next Business Day of a Fund (if received after 12 noon, Eastern time, or on a non-Business Day of a Fund), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize RSMC to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

     For  more  information on redemption services,  contact
RSMC or, if your shares are held in an account with WTC or a
Service   Organization,   contact   WTC   or   the   Service
Organization.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at 12 noon, Eastern time, on or about the 25th day of the month. This service is generally not available for WTC trust account clients, since a similar service is provided through WTC. This service may also not be available for Service Organization clients who are provided a similar service by those organizations.

------------------------------------------------------------
EXCHANGE OF SHARES
------------------------------------------------------------
     EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio or any of the other funds in the Rodney Square complex that currently offer their shares to investors. In addition to the Funds discussed in this Prospectus, the other Rodney Square funds are:

     THE   RODNEY   SQUARE   STRATEGIC  FIXED-INCOME   FUND,
consisting of the following portfolios:

       THE   RODNEY  SQUARE  DIVERSIFIED  INCOME  PORTFOLIO,
   which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

       THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

       THE RODNEY SQUARE MULTI-MANAGER FUND uses multiple portfolio advisers to manage the Growth Portfolio. The
   Growth   Portfolio  seeks   superior  long-term   capital
   appreciation by investing in securities of companies which are judged to possess strong growth characteristics.

     A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by RSMC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter, plus the applicable sales load, if any. The net asset values per share of the U. S. Government Portfolio, the Money Market Portfolio and the Tax-Exempt Fund are determined at 12 noon, Eastern time, on each Business Day of a Fund. The net asset values per share of the International Equity Fund, the Growth Portfolio and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently, 4:00 p.m., Eastern time), on each Business Day. A sales load will apply to exchanges from the U.S. Government Portfolio, the
Money Market Portfolio or the Tax-Exempt Fund into the Growth Portfolio or the Strategic Fixed-Income Fund portfolios, except that no sales load will be charged if you are eligible for a sales load waiver as described in a fund's prospectus or the exchanged shares were acquired by a previous exchange and are shares on which you paid a sales load or which represent reinvested dividends and other distributions of such sales. A sales load will not apply to exchanges among the U.S. Government Portfolio, the Money Market Portfolio and the Tax-Exempt Fund.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

     To obtain prospectuses of the other Rodney Square funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact RSMC, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios reserve the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by Securities and Exchange Commission ("SEC") rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

------------------------------------------------------------
HOW NET ASSET VALUE IS DETERMINED
------------------------------------------------------------
     RSMC determines the net asset value per share of each Portfolio as of 12 noon, Eastern time, on each Business Day of a Fund. The net asset value per share of each Portfolio is calculated by adding the value of all securities and other assets in its portfolio, deducting its actual and accrued liabilities and dividing the balance by the number of that Portfolio's shares outstanding. It is a fundamental policy of each Portfolio to use its best efforts to maintain a per share net asset value of $1.00. Each Portfolio values its portfolio securities by the amortized cost method of valuation, that is, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees of the Rodney Square Fund or Tax-Exempt Fund.

------------------------------------------------------------
DIVIDENDS AND TAXES
------------------------------------------------------------
     DIVIDENDS. Substantially all of each Portfolio's net investment income (consisting of (1) accrued interest and earned discount, less amortization of premium and accrued expenses in the case of each Series and (2) accrued interest, earned original issue discount and, if it elects, market discount on tax-exempt securities) is declared as a dividend daily. Each Portfolio expects to distribute any net realized gains once each year, although it may distribute them more frequently if necessary in order to maintain its net asset value at $1.00 per share.

     Each Portfolio's net investment income is determined by RSMC on each day that the Portfolio's net asset value is calculated. Each dividend is payable to shareholders of record on the day and at the time the dividend is declared (including, for this purpose, holders of shares purchased, but excluding holders of shares redeemed, on that day). Dividends declared by a Portfolio are accrued throughout the month and are paid to its shareholders no later than seven
(7) days after the end of the month in which the dividends are accrued. The dividend payment program is administered by RSMC, as the Funds' dividend disbursing agent.

     Dividends paid by a Portfolio are automatically reinvested in additional shares of that Portfolio unless a shareholder has elected to receive dividends or other distributions in cash by selecting the cash distribution option on the Application. For shareholders who are clients of WTC through trust or corporate cash management accounts, dividends may be reinvested by WTC on the next Business Day of a Fund after the dividend payment, unless the shareholder has elected to receive dividends in cash, and may result in the shareholder losing a day's interest on the day the dividend is paid. This dividend reinvestment policy differs from the dividend reinvestment programs of some other money market funds and may result in WTC having the use of the proceeds of shareholders' dividends until they are reinvested.

     TAXES. Each Portfolio intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any realized net short-term capital gain) that is distributed to its shareholders. Distributions by the Tax-Exempt Fund of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions, as designated by that Portfolio ("exempt-interest dividends"), may be treated by its shareholders as interest excludable from gross income. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Portfolio is not deductible. Dividends paid by a Portfolio generally are taxable to its shareholders as ordinary income, notwithstanding that such dividends are paid in additional shares. Each Fund notifies its shareholders following the end of each calendar year of the amount of dividends paid that year.

     Each Portfolio is required to withhold 31% of all taxable dividends paid to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a correct taxpayer identification number or who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he/she is subject to backup withholding, the investor must certify on the Application at the end of this Prospectus that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

     The exemption of certain interest income for federal income tax purposes does not necessarily mean that such income is exempt under the laws of any state or local taxing authority. Shareholders of the Tax-Exempt Fund may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are taxed on income derived from obligations of other jurisdictions. That Portfolio calculates annually the portion of its tax-exempt income attributable to each state. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes. Shareholders should consult their tax advisers about the tax treatment of distributions from that Portfolio in their own state and locality.

     The foregoing is only a summary of some of the important income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statements of Additional Information. In addition to these considerations, which are applicable to any investment in a Portfolio, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------
     From time to time, quotations of the "yield," "effective yield," "tax-equivalent yield" (with respect to the Tax-Exempt Fund), "average annual total return," "cumulative total return" and "total return" of the Portfolios may be included in advertisements, sales literature or shareholder reports. These figures are based on the historical performance of the Portfolios, show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of each Portfolio refers to the net investment income generated by that Portfolio over a specified seven-day period. This income is then annualized. That is, the amount of income generated by the Portfolio during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly, but, when annualized, the income earned by an investment in each Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Tax-Exempt Fund's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a Portfolio shareholder. The average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years of a Portfolio, all ended on the last day of a recent calendar quarter. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Both the average annual total return and the cumulative total return quotations assume that all dividends during the period were reinvested in Portfolio shares. Total return is the rate of return on an investment for a specified period of time calculated in the manner of cumulative total return. Performance figures for each Portfolio will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of the Portfolio's expenses. Past performance is no guarantee of future performance.

------------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------------
     The Boards of Trustees supervise the management, activities and affairs of the Portfolios and have approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.

     FUND MANAGER, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. RSMC, the Funds' Manager, Administrator, Transfer Agent and Dividend Paying Agent, is a wholly owned subsidiary of WTC, which in turn is wholly owned by Wilmington Trust Corporation. RSMC currently acts in the same capacities for the Multi-Manager Fund portfolio and, as Administrator, Transfer Agent and Dividend Paying Agent to the Strategic Fixed-Income Fund portfolios. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. At December 31, 1996, the aggregate assets of the investment companies managed by RSMC totaled approximately $1.68 billion. RSMC also serves as Sub-Investment Adviser to the Emerald Funds Tax-Exempt Portfolio, which had assets of approximately $192 million at September 30, 1996.

     Under separate Management Agreements with each Fund, RSMC, subject to the supervision of the Board of Trustees of each Fund, directs the investments of each Portfolio in accordance with the Portfolio's investment objective, policies and limitations. Also under the Management Agreement, as Administrator, RSMC is responsible for providing administrative services such as budgeting, financial reporting, compliance monitoring and corporate management.

     Under the Management Agreements, each Portfolio pays a monthly fee to RSMC at the annual rate of 0.47% of the Portfolio's average daily net assets. Out of the fee, RSMC makes payments to WTC for provision of custodial services as described below.

     CUSTODIAN. WTC serves as Custodian of the Portfolios' assets. The Portfolios do not pay WTC any separate fees for its services as Custodian as RSMC pays WTC for the provision of these services out of its management fee. Any related out-of-pocket expenses reasonably incurred in the provision of
custodial  services  to  a  Portfolio  are  borne  by   that
Portfolio.

     ACCOUNTING SERVICES. RSMC determines the net asset value per share of each Portfolio and provides accounting services to the Portfolios pursuant to separate Accounting Services Agreements with each Fund. For providing these services RSMC receives an annual fee of $50,000 per Portfolio plus an amount equal to 0.02% of the average daily net assets of each Portfolio in excess of $100 million.

     DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to separate Distribution Agreements with each Fund, RSD manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares of the Portfolios and, directly or through its affiliates, provides shareholder support services.

     Under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the 1940 Act
(the "12b-1 Plans"), the Portfolios may reimburse RSD for distribution expenses incurred in connection with the distribution efforts described above. The 12b-1 Plans provide that RSD may be reimbursed for amounts paid and expenses incurred for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker/dealers and other financial institutions. The Boards of Trustees have authorized annual payments of up to 0.20% of each Portfolio's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses.

     BANKING LAWS. Applicable banking laws prohibit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Funds, that WTC and its affiliates may perform the services contemplated by their respective agreements with the Funds without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Boards of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

------------------------------------------------------------
DESCRIPTION OF THE FUNDS
------------------------------------------------------------
THE  RODNEY  SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND

     The Rodney Square Fund and The Rodney Square Tax-Exempt Fund (the "Funds") are diversified, open-end, management investment companies established under Massachusetts law by Declarations of Trust. Each Fund's capital consists of an unlimited number of shares of beneficial interest. The authorized shares of beneficial interest in The Rodney Square Fund are currently divided into two series or portfolios, the U.S. Government Portfolio and the Money Market Portfolio; and the authorized shares of beneficial interest in The Rodney Square Tax-Exempt Fund consist of a single series or portfolio. The Boards of Trustees of the Funds are empowered by the Funds' respective Declaration of Trusts and the Bylaws to establish additional classes and series of shares, although neither Board has a present intention of doing so. Shares entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

     Separate votes are taken by each Portfolio for the Funds on matters affecting that Portfolio. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio. Additionally, approval of an advisory contract and Rule 12b-1 Plan is a matter to be determined separately by each Portfolio. Therefore, if shareholders of one Portfolio approve an advisory contract or Rule 12b-1 Plan, it is effective as to that Portfolio, whether or not the shareholders of any other Portfolio also approve the contract or Plan.

     As of October 31, 1996, WTC beneficially owned, by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts, 12.84% of the shares of the U.S. Government Portfolio, 28.35% of the Money Market Portfolio and 27.46% of the shares of the Tax-Exempt Fund and may be deemed to be a controlling person of these Portfolios under the 1940 Act.

     The Funds do not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of a fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Rodney Square Fund's or Tax-Exempt Fund's outstanding shares.

     Because the Portfolios use a combined Prospectus, it is possible that a Portfolio might become liable for a misstatement about another Portfolio contained in the Prospectus. The Boards of Trustees have considered this factor in approving the use of a single, combined prospectus.

------------------------------------------------------------
APPENDIX
------------------------------------------------------------
     The following paragraphs provide a brief description of certain of the securities in which the Portfolios may invest. The Portfolios are not limited by this discussion, however, and may purchase other types of securities if they meet each Portfolio's quality standards.

     MONEY MARKET INSTRUMENTS are liquid, short-term, high-grade debt securities. These instruments include U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits, municipal securities and corporate obligations.

     BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     CERTIFICATES OF DEPOSIT are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     CERTIFICATES OF PARTICIPATION give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

     COMMERCIAL PAPER consists of short-term (usually from 1
to   270   days)  unsecured  promissory  notes   issued   by
corporations in order to finance their current operations.

     CORPORATE OBLIGATIONS are bonds or notes issued by corporations and other business organizations in order to finance their long-term credit needs. The Money Market Portfolio's investments in these obligations will be limited
to   those  obligations  that  may  be  considered  to  have
remaining maturities of 397 days or less pursuant to Rule 2a-
7 under the 1940 Act.

     MUNICIPAL SECURITIES (including bonds and short-term notes) are debt obligations of varying maturities issued by states, municipalities and public authorities to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The level of support for these obligations can range from obligations supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, to obligations payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source. A brief description of some typical types of municipal securities follows:

       GENERAL OBLIGATION BONDS are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

       REVENUE BONDS are backed by the revenues of a specific project or facility - tolls from a toll-bridge, for example.

       BOND  ANTICIPATION  NOTES  normally  are  issued   to
   provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

       TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

       REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing
   Program.

       INDUSTRIAL DEVELOPMENT BONDS ("IDB'S") AND PRIVATE ACTIVITY BONDS ("PAB'S") are specific types of revenue bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as solid waste facilities and sewage plants. PAB's generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDB's and PAB's are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDB's and PAB's is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

       TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL
   NOTES provide for short-term  capital  needs and usually
   have maturities of one year or less.  They include   tax
   anticipation notes, revenue anticipation   notes,   bond
   anticipation notes and construction loan notes.

       CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

       PUT BONDS are municipal bonds which give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

     REPURCHASE AGREEMENTS are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found to be satisfactory by RSMC.

     TIME DEPOSITS are bank deposits for fixed periods of time.

     U.S. GOVERNMENT OBLIGATIONS are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Bank. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     VARIABLE AND FLOATING RATE SECURITIES are securities the yield on which is adjusted in relation to changes in specific market rates, such as the prime rate. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. The demand feature usually is backed by an irrevocable letter of credit or guarantee by a bank. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

  SUMMARY TABLE OF INVESTMENT INSTRUMENTS DESCRIBED ABOVE:

      U.S. GOVERNMENT PORTFOLIO

          U.S. GOVERNMENT OBLIGATIONS

          REPURCHASE AGREEMENTS

      MONEY MARKET PORTFOLIO             TAX-EXEMPT PORTFOLIO

          BANKERS' ACCEPTANCES                BANKERS' ACCEPTANCES

          CERTIFICATES OF DEPOSIT             CERTIFICATES OF DEPOSIT

          COMMERCIAL PAPER                    CERTIFICATES OF PARTICIPATION

          CORPORATE OBLIGATIONS               COMMERCIAL PAPER

          MUNICIPAL SECURITIES                MUNICIPAL SECURITIES

          PUT BONDS                           PUT BONDS

          REPURCHASE AGREEMENTS               REPURCHASE AGREEMENTS

          TIME DEPOSITS                       TAX-EXEMPT COMMERCIAL PAPER

          U.S. GOVERNMENT OBLIGATIONS         U.S. GOVERNMENT OBLIGATIONS

          VARIABLE AND FLOATING               VARIABLE AND FLOATING
            RATE INSTRUMENTS                    RATE INSTRUMENTS



DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING:

     A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

     PRIME-1 - This designation indicates a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     * Leading market position in well established industries.

     *     High rates of return on funds employed.

     *     Conservative   capitalization   structure   with
moderate reliance on debt and ample asset protection.

     * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     * Well-established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF S&P'S TWO HIGHEST CORPORATE AND MUNICIPAL BOND RATINGS:

     AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      DESCRIPTION OF MOODY'S TWO HIGHEST CORPORATE AND MUNICIPAL BOND
      RATINGS:

     AAA  -  Bonds  rated Aaa are judged to be of  the  best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They (the Aa group) are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      DESCRIPTION OF S&P'S HIGHEST STATE AND MUNICIPAL NOTES RATING:

     S&P's tax-exempt note ratings are generally given to notes due in three years or less. The highest rating category is as follows:

     SP-1  - Very strong or strong capacity to pay principal
and   interest.   Those   issues   determined   to   possess
overwhelming safety characteristics will be given a plus sign (+) designation.

      DESCRIPTION OF MOODY'S HIGHEST STATE AND MUNICIPAL NOTES
      RATING:

     Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on extreme liquidity. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. The symbol used is as follows:

     MIG-1/VMIG-1 - Notes bearing this designation are of the best quality. There is present strong protection by established cash flows, superior liquidity support or
demonstrated   broad-based  access   to   the   market   for
refinancing.

      DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL BONDS
      RATING:

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated

     F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

THE RODNEY SQUARE               THE RODNEY SQUARE
   FUND               &             TAX-EXEMPT FUND
APPLICATION & NEW ACCOUNT REGISTRATION
______________________________________________________________________________
INSTRUCTIONS:                           RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR          THE RODNEY SQUARE FUND and/or
ASSISTANCE IN COMPLETING THIS           THE RODNEY SQUARE TAX-EXEMPT FUND
FORM CALL (800) 336-9970                C/O RODNEY SQUARE MANAGEMENT CORP.
                                        P.O. Box 8987
                                        WILMINGTON, DE 19899-9752
______________________________________________________________________________
PORTFOLIO SELECTION ($1,000 MINIMUM)

    __MONEY MARKET PORTFOLIO       $___________
    __U.S. GOVERNMENT PORTFOLIO    $___________
    __TAX-EXEMPT FUND              $___________
       TOTAL AMOUNT TO BE INVESTED $___________

____By check. (Make payable to "The Rodney Square Fund" and/or "The Rodney
    Square Tax-Exempt Fund")
____By wire. Call 1-800-336-9970 for Instructions.
____Bank from which funds will be wired  wire date
______________________________________________________________________________
ACCOUNT REGISTRATION
1.Individual__________________________________________________________________
           First Name    MI      Last Name     Customer Tax ID No.*
2.Joint Tenancy_______________________________________________________________
           First Name    MI      Last Name     Customer Tax ID No.*
    ("Joint Tenants with Rights of Survivorship" unless otherwise Specified)
                                                                     Uniform
3.Gifts to Minors_______________  __________ under the__________Gifts/Transfers
                   Minor's Name   Customer Tax ID No.*   State   to Minors Act
4.Other Registration__________________________________________________________
                                               Customer Tax ID No.*
5.If Trust, Date of Trust Instrument:_________________________________________

As joint tenants use Lines 1 and 2; as custodian for a minor, use Lines 1 and
3. In the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4.

*Customer  Tax  Identification No.: (a) for an individual, joint tenants,  or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
 (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or or-ganization that will report income and/or gains.
______________________________________________________________________________
ADDRESS OF RECORD
______________________________________________________________________________
             Street
______________________________________________________________________________
              City                 State             Zip Code

______________________________________________________________________________
DISTRIBUTION OPTIONS - If these boxes are not checked, all distributions will be invested in additional shares.
                                             Pay Cash for:
                                   Income Dividends              Other
MONEY MARKET PORTFOLIO                   ___                      ___
U.S. GOVERNMENT PORTFOLIO                ___                      ___
TAX-EXEMPT FUND                          ___                      ___

Check  any  of  the following if you would like additional information  about a particular plan or service sent to you.
___AUTOMATIC INVESTMENT PLAN ___SYSTEMATIC WITHDRAWAL PLAN ___CHECK REDEMPTIONS (Check redemptions services are generally not available for clients of
WTC through their trust or corporate cash management accounts; this service may also not be available for clients of Service Organizations.)
CERTIFICATIONS AND SIGNATURE(S) _ Please sign exactly as registered under "Account Registration."
   I  have  received and read the Prospectus for The Rodney Square Fund and
The Rodney Square Tax-Exempt Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any
other agency.    I  further  understand  that  investment  in  these  shares
involves investment  risks,  including possible loss of  principal.      If  a
corporate customer,   I   certify  that  appropriate  corporate  resolutions
authorizing investment in The Rodney Square Fund and/or The Rodney Square Tax-Exempt Fund have been duly adopted.
   I  certify  under  penalties of perjury that the Social  Security  number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or
(b)  has notified   me  that  I  am  no  longer  subject  to  backup  withhold-
ing.    The certifications  in  this paragraph are required from all  nonexempt persons to prevent backup withholding of 31% of all taxable distribu-tions and gross redemption proceeds under the federal income tax law.

____Check here if you are subject to backup withholding.

Signature___________________________________________      Date____________

Signature___________________________________________      Date____________
       Joint Owner/Trustee
Check one:  ____Owner  ____Trustee  ____Custodian  ____Other
______________________________________________________________________________
IDENTIFICATION OF SERVICE ORGANIZATION
We authorize Rodney Square Management Corporation ("RSMC"), and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.
Service Organization Name and Code____________________________________________
Branch Address and Code_______________________________________________________
Representative or Other Employee Code_________________________________________
Authorized Signature of Service Organization___________Telephone (___)________

THE RODNEY SQUARE               THE RODNEY SQUARE
   FUND               &             TAX-EXEMPT FUND
APPLICATION for TELEPHONE REDEMPTION OPTION
______________________________________________________________________________
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square Fund and/or Rodney Square Tax-Exempt Fund account(s).
______________________________________________________________________________
ACCOUNT INFORMATION
     Portfolio Name(s):_______________________________________________________

     Fund Account Number(s):__________________________________________________
                          (Please provide if you are a current account holder:) Registered in the Name(s) of:_______________________________________________

  Registered Address:_________________________________________________________

Note: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individ-ual, a fiduciary or partnership.
______________________________________________________________________________
REDEMPTION INSTRUCTIONS

     ___Add            ___Change

Check one or more.
     ___Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
     ___Mail proceeds to my bank
     ___Wire proceeds to my bank (minimum $1,000)
     ___All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
______________________________________________________________________________

BANK INFORMATION
Please complete the following information only if proceeds mailed/wired to your bank was selected. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.
  Name of Bank________________________________________________________________
  Bank Routing Transit #______________________________________________________
  Bank Address________________________________________________________________
  City/State/Zip______________________________________________________________
  Bank________________________________________________________________________
  Account Number______________________________________________________________
  Name(s) on Bank Account_____________________________________________________
______________________________________________________________________________
AUTHORIZATIONS
 By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("RSMC"), my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to your predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold RSMC and any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given RSMC. I also agree that all account and registration information I have given will remain the same unless I instruct RSMC otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give RSMC at least ten days notice in writing. If RSMC or the Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.
 All owners on the account must sign below and obtain signature guarantee(s).

_____________________________________      ___________________________________
Signature of Individual Owner              Signature of Joint Owner (if any)


______________________________________________________________________________
Signature of Corporate Officer, Trustee or other _ please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securi-ties dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.
                         SIGNATURE GUARANTEE(S) (stamp)

[Outside cover -- Divided into three sections]
[Leftmost Section]

TRUSTEES
Eric Brucker
Fred L. Buckner
Robert J. Christian
Martin L. Klopping
John J. Quindlen
------------------
OFFICERS
Martin L. Klopping, President
Joseph M. Fahey, Jr., Vice President
Robert C. Hancock, Vice President & Treasurer
Carl M. Rizzo, Esq., Secretary
Connie L. Meyers, Assistant Secretary
Diane D. Marky, Assistant Secretary
John J. Kelley, Assistant Treasurer
-------------------------------------
FUND MANAGER, ADMINISTRATOR AND TRANSFER AGENT
Rodney Square Management Corporation
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
CUSTODIAN
Wilmington Trust Company
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
DISTRIBUTOR
Rodney Square Distributors, Inc.
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001

[Middle Section]

THE RODNEY SQUARE
FUND

THE RODNEY SQUARE
TAX-EXEMPT
FUND

[Graphic] Caesar
Rodney upon his
galloping horse
facing right,
reverse image on
dark background


PROSPECTUS
February 1, 1997

[Right Section]

TABLE OF CONTENTS

EXPENSE TABLE ..............................   2
FINANCIAL HIGHLIGHTS........................   3
QUESTIONS AND ANSWERS ABOUT THE FUNDS.......   6
INVESTMENT OBJECTIVES AND POLICIES..........   8
PURCHASE OF SHARES..........................  12
SHAREHOLDER ACCOUNTS........................  13
REDEMPTION OF SHARES........................  14
EXCHANGE OF SHARES..........................  16
HOW NET ASSET VALUE IS DETERMINED...........  17
DIVIDENDS AND TAXES.........................  17
PERFORMANCE INFORMATION ....................  18
MANAGEMENT OF THE FUNDS.....................  19
DESCRIPTION OF THE FUNDS....................  20
APPENDIX....................................  22
APPLICATION AND NEW ACCOUNT REGISTRATION....  27

                     THE RODNEY SQUARE FUND

                       Rodney Square North
                    1100 North Market Street
                Wilmington, Delaware  19890-0001


The Rodney Square Fund (the "Fund") consists of two separate portfolios, the U.S. Government Portfolio and the Money Market Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio seeks a high level of current income consistent with the
      preservation of capital and liquidity by investing in
            money market  instruments pursuant to its
                      investment practices.





----------------------------------------------------------------------



               STATEMENT OF ADDITIONAL INFORMATION

                        February 1, 1997



----------------------------------------------------------------------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated February 1, 1997, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.



                        TABLE OF CONTENTS


INVESTMENT POLICIES...........................................  1
INVESTMENT LIMITATIONS........................................  4
TRUSTEES AND OFFICERS.........................................  5
RODNEY SQUARE MANAGEMENT CORPORATION..........................  7
WILMINGTON TRUST COMPANY......................................  8
INVESTMENT MANAGEMENT SERVICES................................  8
DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN...................  10
PORTFOLIO TRANSACTIONS.......................................  11
REDEMPTIONS..................................................  12
NET ASSET VALUE AND DIVIDENDS................................  13
PERFORMANCE INFORMATION......................................  13
TAXES........................................................  17
DESCRIPTION OF THE FUND......................................  17
OTHER INFORMATION............................................  18
FINANCIAL STATEMENTS.........................................  19




                     THE RODNEY SQUARE FUND

                       INVESTMENT POLICIES

      The Rodney Square Fund consists of two separate portfolios, the Money Market Portfolio and the U.S. Government Portfolio (the "Portfolios"). The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the Prospectus.

      Each Portfolio has a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Net Asset Value and Dividends") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Fund's Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments having remaining maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the Fund's manager, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Fund's Board of Trustees.

      BANK OBLIGATIONS. The Money Market Portfolio's investments in obligations of U.S. branches and agencies of foreign banks and of wholly-owned banking subsidiaries of foreign banks located in the United States may be affected by adverse developments in the country in which the parent bank is located, and obligations of foreign branches  of  U.S.  and  foreign banks  may  be  affected  by  adverse developments in the country of domicile of the branch. Various provisions of federal law governing the establishment and operation of domestic branches of U.S. banks do not apply to their foreign branches. U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance (although such insurance may not be of material benefit to the Money Market Portfolio, depending upon the principal amount of the obligations of a particular bank held by the Portfolio).

     In the event of a default of an obligation of a foreign branch of a foreign bank, whether a general obligation of the parent bank or limited to the assets of the branch, the Money Market Portfolio would be required to pursue its claim in the court where the branch or the principal office of the parent bank was located. The merits of the claim and the enforcement of any judgment would be determined by foreign law. A claim against a U.S. branch, agency or subsidiary of a foreign bank generally will be subject to the jurisdiction of the U.S. courts. Enforcement of judgments against U.S. branches, agencies or subsidiaries of foreign banks with respect to assets located in the United States will be governed by the law of the state where the assets are located. However, enforcement of a judgment of a U.S. court with respect to assets located outside the United States may be subject to the law of the country where such assets are located. Therefore, recovery in the event of default on the obligations of a foreign branch of a foreign or U.S. bank or a U.S. branch, agency or subsidiary of a foreign bank may potentially be a more difficult and expensive process than in the case of a U.S. branch of a U.S. bank.

     FOREIGN SECURITIES. At the present time, portfolio securities of the Money Market Portfolio which are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolio may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

      MUNICIPAL SECURITIES.  The Money Market Portfolio may invest  in
debt   obligations  issued  by  states,  municipalities   and   public
authorities ("Municipal Securities") to obtain funds for various public purposes. The Municipal Securities must be rated at least AA, A-1 or SP-1 by Standard & Poor's Ratings Services ("S&P "), Aa, MIG-1/VMIG-1 or P-1 by Moody's Investors Service, Inc. ("Moody's"), or at least AA or F-1 by Fitch Investor Services, L.P. ("Fitch"), at the time of investment or, if not rated, must be determined to be of comparable quality by RSMC under the direction of, and subject to the review of the Board of Trustees. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by the Money Market Portfolio to its shareholders will not be tax-exempt.

      WHEN-ISSUED SECURITIES. The Portfolios may purchase securities on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Portfolio will be established at the Fund's custodian bank, into which liquid, unencumbered daily mark-to-market assets equal to the amount of the above commitments will be deposited. If the market value of the deposited assets declines, additional assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio.

      A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income tax.

      STANDBY  COMMITMENTS.   The Money Market Portfolio expects  that
stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Money Market Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Stand-by commitments purchased by the Money Market Portfolio will be valued at zero in determining net asset value and will not affect the
valuation  of  the  obligations  subject  to  the  commitments.    Any
consideration paid for a stand-by commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by the Money Market Portfolio.

     SHORT-TERM MUNICIPAL NOTES. This type of note in which the Money Market Portfolio invests are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

      YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the Portfolios invest (such as commercial paper, bank obligations and Municipal Securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Money Market Portfolio, an issue may cease to be rated or its rating may be reduced. RSMC, and in certain cases, as required by Rule 2a-7 under the 1940 Act, the Fund's Board of Trustees, will consider whether the Money Market Portfolio should continue to hold the obligation.

      ILLIQUID SECURITIES. The Portfolios may not purchase securities or invest in repurchase agreements with respect to any securities, if, as a result, more than 10% of a Portfolio's net assets (taken at current value) would be invested in repurchase agreements which do not entitle the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

      In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      For example, commercial paper issues in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. However, Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in
Section 4(2) paper, thus providing liquidity.

       To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission ("SEC") adopted Rule 144A under the 1933 Act. Rule 144A established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as well as other types of securities, are generally eligible to be resold in reliance on the safe harbor of Rule 144A. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL system sponsored by the National Association of Securities Dealers An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Money Market Portfolio, however, could affect adversely the marketability of such securities and the Money Market Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

      The Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to RSMC, pursuant to guidelines approved by the Board. RSMC will monitor the liquidity of securities held by the Money Market Portfolio and report periodically on such decisions to the Board of Trustees. RSMC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

      LOANS OF PORTFOLIO SECURITIES. Although each Portfolio has no present intention of doing so in excess of 5% of the Portfolio's net assets, each Portfolio may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans by either Portfolio will in no event exceed one-third of that Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

      The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Portfolio will make loans of securities only to firms deemed creditworthy by RSMC and only when, in the judgment of RSMC, the consideration that the Portfolio will receive from the borrower justifies the risk.


                     INVESTMENT LIMITATIONS

      The investment limitations described below are fundamental and may not be changed with respect to either Portfolio without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

     Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of a Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that a Portfolio may invest more than 25% of its total assets in the obligations of banks. (Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy; the Fund has been advised by the staff of the SEC that it is the staff's current position that the exclusion discussed in this item (2) may be applied only to U.S. banks; the Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.);

3. borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment), or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the borrowing Portfolio's assets taken at market value, less liabilities other than borrowings;

4. make loans, except (i) the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, but this limitation shall not prevent a Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein; or

7. purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed physical commodities.

      In addition, each Portfolio has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

     As a matter of non-fundamental policy, each Portfolio will not:

1. purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 10% of a Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

3. purchase securities for investment while any bank borrowing equaling 5% or more of a Portfolio's total assets is outstanding and if at any time a Portfolio's borrowings exceed the
     Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitations;

4. make short sales of securities or purchase securities on margin (but a Portfolio may effect short sales against the box and obtain such credits as may be necessary for the clearance of purchases and sales of securities);

5. purchase the securities of any open-end investment company, or securities of any closed-end company except by the purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that in any event the Portfolio may not invest more than 10% of its total assets in securities issued by investment companies, more than 5% of its total assets in securities issued by any one investment company or in more than 3% of the voting securities of any one such investment company, and except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

6. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, marked to market value daily.

      Whenever  an  investment policy or limitation states  a  maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations (except where explicitly noted above and except that, as a condition of Rule 2a-7 under the 1940 Act, quality standards must be maintained for certain obligations).


                      TRUSTEES AND OFFICERS

      The Fund has a Board, currently composed of five Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Tax-Exempt Fund, The Rodney Square Multi-Manager Fund and The Rodney Square Strategic Fixed-Income Fund (together with the Fund, the Rodney Square Family of Funds"). Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with either RSMC or Wilmington Trust Company ("WTC "), the parent of RSMC, are indicated by an asterisk (*).

*MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President, elected in 1995, and Trustee, age 43, has been President and Director of RSMC since 1984. He is also a Director of Rodney Square Distributors, Inc. ("RSD"), elected in 1992. He is also a Chartered Financial Analyst and member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.

ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 55, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 64, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.

JOHN  J.  QUINDLEN, 313 Southwinds, 1250 West Southwinds  Blvd.,  Vero
Beach, FL 32963, Trustee, age 64, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals), a position he held from 1984 to November 30, 1993. He served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 1993. He also serves as Trustee of the Kiewit Funds and a Director of St. Joe Paper Co.

*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Trustee, age 47, has been Chief Investment Officer of WTC since February 1996 and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 40, has been with RSMC since 1984, as a Secretary of RSMC since 1986 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to 1992.

ROBERT C. HANCOCK, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President and Treasurer, age 45, has been a Vice President of RSMC since 1988 and Treasurer of RSMC since 1990. He is also a member of the Accounting/Treasurer Committee of the Investment Company Institute.

CARL M. RIZZO, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Secretary, age 45, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.

DIANE D. MARKY, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 32, has been a Senior Fund Administrator of RSMC since 1994 and a Fund Administration Officer of RSMC since July 1991.

CONNIE L. MEYERS, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 36, has been a Fund Administrator of RSMC since August, 1994. She was a Corporate Custody Administrator for Wilmington Trust Company from 1989 to 1994.

JOHN J. KELLEY, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Treasurer, age 37, has been a Vice President of RSMC since 1995. He was an Assistant Vice President of RSMC from 1989 to 1995.

      The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio of the Fund. The following table shows the fees paid during the fiscal year ended September 30, 1996 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On September 30, 1996, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

                       1996 TRUSTEES FEES

                                              TOTAL FEES FROM
                        TOTAL FEES FROM       THE RODNEY
INDEPENDENT TRUSTEE     THE FUND              SQUARE FAMILY OF FUNDS
-------------------     ---------------       ----------------------
Eric Brucker            $5,100                $17,450
Fred L. Buckner         $5,100                $17,450
John J. Quindlen        $5,100                $17,450

              RODNEY SQUARE MANAGEMENT CORPORATION

      RSMC has served as the Fund Manager of the Fund since October 1, 1985, as Administrator of the Fund since July 1, 1991, and as the Fund's Transfer Agent and Dividend Paying Agent since January 1, 1993. RSMC is a Delaware corporation organized on September 17, 1981, which enjoys a reputation for managing high-quality portfolios using a conservative investment approach. In a time when safety of principal and liquidity are critical, RSMC's experienced management team will continue to operate with strict internal controls and high credit quality standards. RSMC's investment management services and specialized investment techniques are normally available only to institutional clients. RSMC also acts as Investment Adviser and Administrator to The Rodney Square Multi-Manager Fund and The Rodney Square Tax-Exempt Fund, as Administrator to The Rodney Square Strategic Fixed-Income Fund, and as Transfer Agent and Dividend Paying Agent to all of the Rodney Square funds.

      RSMC is a wholly-owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is the wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments. WTC takes no part, however, in determining which securities are to be purchased or sold by the Portfolios. Prior to RSMC's formation as a separate company, most of its investment management staff and some of its officers were employed by WTC in various money market and other fixed-income investment management and trading departments.

      Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly-owned subsidiary of WTC exercises investment discretion over certain institutional accounts.

      RSD, a wholly-owned subsidiary of WTC and the Fund's Distributor is a registered broker-dealer. Wilmington Brokerage Services Company, another wholly-owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


                    WILMINGTON TRUST COMPANY

     WTC, the parent of RSMC, serves as Custodian of the assets of the Fund and is paid for those services by RSMC out of its management fee from the Fund. The Fund reimburses WTC for its related out-of-pocket expenses for such items as postage, forms, mail insurance and similar items reasonably incurred in the performance of custodial services for the Fund.

      The Fund benefits from the experience, conservative values and special heritage of WTC and its affiliates. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1995, the trust department of WTC was the twentieth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies as well. WTC is also the Investment Adviser of The Rodney Square Strategic Fixed-Income Fund.


                 INVESTMENT MANAGEMENT SERVICES

      MANAGEMENT AND ADMINISTRATION AGREEMENTS. RSMC serves as Fund Manager and Administrator to the Fund pursuant to a contract with the Fund dated August 9, 1991 (the "Management Agreement "). For the services performed by RSMC under the Management Agreement, the Fund pays a monthly fee to RSMC at the annual rate of 0.47% of the average daily net assets of each Portfolio. For the fiscal years ended September 30, 1996, 1995 and 1994, RSMC was paid advisory fees and administration fees by the Fund amounting to $1,718,316 $1,672,293 and $1,942,059, respectively, for the U.S. Government Portfolio and $4,086,710, $3,240,976 and $3,330,944, respectively, for the Money
Market Portfolio.

     Under the terms of the Management Agreement, RSMC agrees to: (a) supply office facilities, non-investment related statistical and research data, executive and administrative services, stationery and office supplies, and corporate secretarial services for the Fund; (b) prepare and file, if necessary, reports to shareholders of the Fund and reports with the SEC and state securities commissions; (c) monitor each Portfolio's compliance with the investment restrictions and limitations imposed by the 1940 Act, and state Blue Sky laws and applicable regulations thereunder, the fundamental and non-fundamental investment policies and limitations set forth in the Prospectus and this Statement of Additional Information, and the investment restrictions and limitations necessary for each Portfolio to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (d) monitor sales of the Fund's shares and ensure that such shares are properly registered with the SEC and applicable state authorities; (e) prepare and monitor an expense budget for each Portfolio, including setting and revising accruals for each category of expenses; (f) determine the amount of dividends and other distributions payable to shareholders as necessary to, among other things, maintain each Portfolio's qualification as a RIC under the Code; (g) prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; (h) prepare financial statements and footnotes and other financial information with such frequency and in such format as required to be included in reports to shareholders and the SEC; (i) supervise the preparation of federal and state tax returns; (j) review sales literature and file such with regulatory authorities, as necessary; (k) maintain Fund/Serv membership; and (l) provide personnel to serve as officers of the Fund if so elected by the Board of Trustees. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. RSMC may at any time or times upon approval by the Trustees, enter into one or more sub-administration agreements with a sub-administrator pursuant to which RSMC delegates any or all of its duties as listed above to other parties as its agent to carry out any of the provisions of the Administration Agreement.

      The Management Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Management Agreement.

      The Management Agreement became effective on August 9, 1991, and continues in effect from year to year thereafter so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The
Agreement is terminable by the Fund with respect to a Portfolio (by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) on sixty (60) days' written notice given to RSMC or by RSMC on sixty (60) days' written notice given to the Fund and terminates automatically upon its assignment.

      The salaries of any officers and the interested Trustees of the Fund who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for the Fund relating to research, statistical and investment activities are paid by RSMC.

      RSMC also serves as Transfer Agent and Dividend Paying Agent pursuant to an agreement dated as of December 31, 1992. Compensation for the services and duties performed is paid by RSMC in accordance with the Fund's Management Agreement. Certain other fees and expenses incurred in connection with the provision of these services are payable by the Fund or the shareholder on whose behalf the service is performed.

      ACCOUNTING SERVICES AGREEMENT. RSMC also provides portfolio accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund. For its services, RSMC receives an annual fee of $50,000 per Portfolio plus an amount equal to 0.02% of that portion of each Portfolio's average daily net assets for the year which are in excess of $100 million. For the fiscal years ended September 30, 1996, 1995 and 1994, RSMC was paid accounting services fees of $103,119, $101,163 and $112,642, respectively, for the U.S. Government Portfolio and $203,902, $167,915 and $171,744,
respectively, for the Money Market Portfolio.

     Under the terms of the Accounting Services Agreement, RSMC agrees to: (a) perform the following accounting functions on a daily basis:
(1) journalize each Portfolio's investment, capital share and income and expense activities, (2) verify investment buy/sell trade tickets when received from RSMC and transmit trades to the Fund's Custodian on behalf of each Portfolio for proper settlement, (3) maintain individual ledgers for investment securities, (4) maintain historical tax lots for each security, (5) reconcile cash and investment balances of each Portfolio with the Custodian, and provide RSMC with the beginning cash balance available for investment purposes, (6) update each Portfolio's cash availability throughout the day as required by RSMC, (7) post to and prepare each Portfolio's Statement of Assets and Liabilities and the Statement of Operations, (8) calculate various contractual expenses (e.g., advisory fees) for each Portfolio, (9) control all disbursements from each Portfolio and authorize such disbursements upon written instructions, (10) calculate capital gains and losses, (11) determine each Portfolio's net income, (12) obtain security market quotes from services approved by RSMC, or if such quotes are unavailable, then obtain such prices from RSMC, and in either case calculate the market value of each Portfolio's investments, (13) transmit or mail a copy of each Portfolio's portfolio valuation to RSMC, (14) compute the net asset value of each Portfolio, (15) compute each Portfolio's yields, total return, expense ratios and portfolio turnover rate, and (16) monitor the expense accruals and notify Fund management of any proposed adjustments; (b) prepare monthly financial statements for each Portfolio which include the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Cash Statement and the Schedule of Capital Gains and Losses; (c) prepare monthly security transactions listings; (d) prepare quarterly broker security transactions summaries; (e) supply various Fund statistical data as requested on an ongoing basis; (f) assist in the preparation  of  support schedules necessary  for  completion  of  the
Portfolios'  Federal  and  state  tax  returns;  (g)  assist  in   the
preparation and filing of the Fund's semiannual reports with the SEC on Form N-SAR; (h) assist in the preparation and filing of the Fund's annual and semiannual shareholder reports and proxy statements; (i) assist with the preparation of registration statements on Form N-1A and other filings relating to the registration of shares of the Fund;
(j) monitor each Portfolio's status as a RIC under Subchapter M of the Code; and (k) act as liaison with the Fund's independent public accountants and provide account analyses, fiscal year summaries and other audit related schedules. Additionally, RSMC agrees to keep, in accordance with all applicable laws, rules and regulations, all books and records with respect to the Fund's books of account and records of each Portfolio's securities transactions.

     The Accounting Services Agreement provides that RSMC shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of RSMC in the performance of its obligations and duties under the Accounting Services Agreement or reckless disregard by RSMC of such duties and obligation.

      The Accounting Services Agreement became effective on October 1, 1989, and continues in effect from year to year thereafter so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable by the Fund or RSMC on three (3) months' written notice.


           DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

     RSD serves as Distributor of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

      Under the terms of the Distribution Agreement, RSD agrees to use all reasonable efforts to secure purchasers for shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Portfolio shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to each Portfolio's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans").

      The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

      The  Distribution Agreement became effective as of December  31,
1992  and  continues  in  effect from year to  year  as  long  as  its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to either Portfolio (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Fund.

     RSD may be reimbursed for distribution expenses according to each 12b-1 Plan which became effective January 1, 1993. Each 12b-1 Plan provides that RSD may be reimbursed for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with RSD ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of RSD and payments to third parties.

      The 12b-1 Plans further provide that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.20% on an annualized basis of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of each 12b-1 Plan for annual payments of up to 0.20% of each Portfolio's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses. For the fiscal year ended September 30, 1996, payments made pursuant to the 12b-1 Plans amounted to $71,124, consisting of $17,058 for trail commissions and $54,066 for the preparation and distribution of marketing materials, for the U.S. Government Portfolio and $105,102 consisting of $104,179 for trail commissions and $923 for the preparation and distribution of marketing materials for the Money Market Portfolio.

      Under the 12b-1 Plans, if any payments made by RSMC out of its management fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.


                     PORTFOLIO TRANSACTIONS

     All portfolio transactions are placed on behalf of each Portfolio by RSMC pursuant to authority contained in the Management Agreement. Debt securities purchased and sold by each Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     The primary objective of RSMC in placing orders on behalf of each Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, RSMC considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any services provided by the broker or dealer to the Portfolios or to RSMC.

      RSMC cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, RSMC receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to RSMC in serving its other clients, as well as in serving the Fund. Conversely, information provided to RSMC by brokers or dealers who have executed transaction orders on behalf of other clients of RSMC may be useful to RSMC in providing services to the Fund. During the fiscal years ended September 30, 1996, 1995 and 1994, neither Portfolio paid brokerage commissions.

      Some of RSMC's other clients have investment objectives and programs similar to that of the Portfolios. Occasionally, RSMC may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is RSMC's policy not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Portfolio and RSMC's other clients participating in the transaction on a pro rata basis and puchases and sales are normally allocated between the Portfolio and RSMC's other clients as to amount according to a formula determined prior to the execution of such transactions.



                           REDEMPTIONS

      To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent, RSMC, may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

      Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

      A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

      The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


                  NET ASSET VALUE AND DIVIDENDS

      NET ASSET VALUE.  Each Portfolio's securities are valued on  the
basis  of  the  amortized  cost valuation  technique.   This  involves
valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of each Portfolio's instruments based upon
their  amortized  cost  and  the  accompanying  maintenance  of   each
Portfolio's  per  share  net asset value  of  $1.00  is  permitted  in
accordance  with  Rule  2a-7 under the 1940 Act.   Certain  conditions
imposed  by that Rule are set forth under  "Investment Policies."   In
connection with the use of the amortized cost valuation technique, the Fund's Board of Trustees has established procedures delegating to RSMC the responsibility for maintaining a constant net asset value per
share.   Such  procedures include a daily review of  each  Portfolio's
holdings   to  determine  whether  a  Portfolio's  net  asset   value,
calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio instruments prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

      Should a Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

      DIVIDENDS. Dividends are declared on each Business Day of the Fund (as defined in the Prospectus). The dividend for such a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days of the Fund on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.


                     PERFORMANCE INFORMATION

      The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

          A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

               The yield for the 7-day period ended September 30, 1996 was 4.91% for the U.S. Government Portfolio and 5.01% for the Money Market Portfolio.

          B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     Effective yield = [(Base Period Return + 1)(365/7)] - 1.

                 The effective yield for the 7-day period ended September 30, 1996 was 5.03% for the U.S. Government Portfolio and 5.13% for the Money Market Portfolio.

          C. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                    T = (ERV/P)1/n - 1

          Where:    P    =    a hypothetical initial investment of $1,000

                    T    =    average annual total return

                    n    =    number of years

                    ERV  =    ending
                              redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1996

                               One       Five      Ten
                              Year      Years     Years
                              ----      -----     -----
U.S. Government Portfolio     5.08%     4.09%     5.64%
Money Market Portfolio        5.17%     4.22%     5.81%

          D. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                    C = (ERV/P)-1

          Where:    C    =    Cumulative Total Return

                    P    =    a hypothetical initial investment of $1,000

                    ERV  =    ending
                              redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


     CUMULATIVE TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1996

                                One      Five       Ten
                               Year     Years     Years
                              -----    ------    ------
U.S. Government Portfolio     5.08%    22.21%    73.03%
Money Market Portfolio        5.17%    22.94%    75.98%

          E. TOTAL RETURN is the rate of return on an investment for a specified period of time calculated in the manner of Cumulative Total Return.

      COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Fund.

      In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Money Market Portfolio and the IBC U.S. Government and Agency Index for the U.S. Government Portfolio. The Fund's yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CD's), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CD's differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

      Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper Analytical Services, Inc. asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

      Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about a Portfolio may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically
  "IBC's  Money  Fund  Average,"  and  "IBC's  Government  Money  Fund
Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S.   NEWS  AND  WORLD  REPORT,  a  national  business  weekly   that
periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                              TAXES

      GENERAL. In order to continue to qualify for treatment as a RIC under the Code, each Portfolio -- each being treated as a separate entity for these purposes -- must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:
(a) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (c) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (d) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

     DISTRIBUTIONS. Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each Portfolio's net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

      Shortly after the end of each year, RSMC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.


                     DESCRIPTION OF THE FUND

      The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract or other undertaking relating to the Fund that is issued by or on behalf of the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of a Portfolio. The Declaration of Trust also provides that the applicable Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations. RSMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

      The Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      The shares of each Portfolio that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated on the books of account and are charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to the two Portfolios are allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which liabilities are allocable to a given Portfolio or which are general or allocable to the two Portfolios.

      The Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the affected Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the
liquidation  of  the  Fund or the Portfolio.   In  the  event  of  the
liquidation of the Fund or a Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.


                        OTHER INFORMATION

     INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

       The  financial  statements  and  financial  highlights  of  the
Portfolios appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

      SUBSTANTIAL SHAREHOLDERS. As of October 31, 1996, WTC owned of record, on behalf of its customer accounts 84.15% of the shares of the U.S. Government Portfolio in addition to those shares owned beneficially on behalf of its customer accounts, and WTC owned of record, on behalf of its customer accounts 75.90% of the shares of the Money Market Portfolio in addition to those shares owned beneficially, all on behalf of its customer accounts. As of that date, U S Healthcare Financial Services Inc., 1105 North Market Street, Suite 1300, Wilmington, DE, owned beneficially 5.00% of the outstanding shares of the Money Market Portfolio.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

      CUSTODIAN.  Wilmington Trust Company, Rodney Square North,  1100
N.  Market  Street, Wilmington, DE 19890-0001, serves  as  the  Fund's
Custodian.

      TRANSFER  AGENT.   Rodney Square Management Corporation,  Rodney
Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, serves as the Fund's Transfer Agent and Dividend Paying Agent.


                      FINANCIAL STATEMENTS

      The Schedule of Investments as of September 30, 1996 for each of the Portfolios; the Statement of Assets and Liabilities as of September 30, 1996 for each of the Portfolios; the Statement of Operations for the fiscal year ended September 30, 1996 for each of the Portfolios; the Statements of Changes in Net Assets for the fiscal years ended September 30, 1996 and 1995 for each of the Portfolios; the Financial Highlights for the fiscal years ended September 30, 1992 through September 30, 1996 for each of the Portfolios; and the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended September 30, 1996 are attached hereto.





THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
-----------------------------------------------------------------
PRESIDENT'S MESSAGE
-----------------------------------------------------------------

DEAR SHAREHOLDER:
   The  management  of  The Rodney Square  Fund  and  The  Rodney
Square Tax-Exempt Fund is pleased to report to you on the Funds' activities for the fiscal year ended September 30, 1996.

INVESTMENT RESULTS*
   The U.S. Government Portfolio paid shareholders dividends of $0.05 per share during the year, the Money Market Portfolio paid dividends of $0.05 per share and The Rodney Square Tax-Exempt Fund paid dividends of $0.03 per share. Based on the Portfolios' net asset values of $1.00 per share, these dividends represented total returns of 5.08%, 5.17% and 3.11%, respectively.

ECONOMIC OVERVIEW
   During the past fiscal year, the economic pendulum has swung from slow, near-recession type growth, to growth in excess of the economy's long run noninflationary growth potential (2.0-2.5%), back to what appears to be trend growth. Soft final demand and a slowdown in inventory accumulation resulted in a meager 0.3% gain in fourth quarter GDP. The Federal Reserve (the "Fed") reacted to this anemic activity by lowering its federal funds rate target (an interbank lending rate) 25 basis points in December 1995. When the economy exhibited little signs of improvement early in the first quarter, the Fed responded with an additional 25 basis point cut in the federal funds rate to 5.25%-where it stands today. Concerned that a 5.25% federal funds rate was still too restrictive for a return to trend growth, the market priced for additional Fed ease. Market expectations for the federal funds rate, as determined by the federal funds futures market, anticipated a 4.5% rate by mid-year.

   As it turned out, the market misjudged the underlying trend of the economy as activity rebounded sharply later in the first quarter. Market expectations of a recession and additional Fed ease gave way to perceptions that the Fed would need to act preemptively to slow growth and curb incipient inflation pressure. Interest rates rose nearly 100 basis points across the yield curve in anticipation of a Fed move to a more restrictive monetary stance. Long-term Treasury yields climbed above 7% while one-year yields approached 6%.

   Since the Fed eased in January, the economy has experienced a powerful, broad based re-acceleration in growth. After posting a 2% increase for the first quarter, GDP growth surged 4.7% in the second quarter. Job growth has been strong, averaging over 206,000 per month thus far in 1996. A consequence of this above trend growth has been a tightening of labor market conditions. The unemployment rate reached a seven year low of 5.1% in August. It inched up to 5.2% in September when payroll employment took a surprising 40,000 dip, but remains well below most estimates of NAIRU (Non-Accelerating Inflation Rate of Unemployment). The tightness in the labor market has begun to exert upward pressure on wages.

   The  twelve-month change in average hourly earnings is  up  to
3.5 %. However, the wage pressure has not yet been reflected in the broader price measures. For the first nine months of 1996, the CPI was running at a 3.2% annual rate, up from 2.7 % in the first nine months of 1995, and 2.5% for all of last year. However, the core rate, which excludes the volatile food and energy components, was running at a 2.8% pace in the first nine months, down from 3.2% for the first nine months of 1995 and 3.0% for all of last year.

   Data available for the third quarter has generally provided evidence of moderating economic activity. Consumer spending, which represents about two thirds of GDP, is estimated to have increased at an annual rate of only about 1%. That is down significantly from the 3.5% annual pace of the first half of the year. Sluggishness in consumer spending during the quarter has led to downward revisions of third quarter GDP estimates to approximately 2%.

   Contrary to market expectations, moderating economic activity, along with still relatively benign core inflation readings, have allowed the Fed to remain on the sidelines. The Fed apparently feels comfortable with its forecast that continued moderating growth will keep price pressures from intensifying. Market participants evidently agreed as long-term and one-year Treasury yields fell to approximately 6.75% and 5.50%, respectively.

   Going forward, the major issue facing the Fed and the markets is whether consumer spending is poised to rebound in the fourth quarter. Consumer fundamentals are solid. A combination of high confidence, rising incomes, and low unemployment are positive factors that could set the stage for a return to above-trend growth. Additionally, the resiliency of the housing market reinforces the view that the third-quarter slowdown will not be sustained. Single-family home sales rose in August to an 832,000 annual rate, the highest level in ten years. A rebound in spending in the fourth quarter would put additional pressure on resources and lead to an intensification of price pressure. Such an occurrence could precipitate a tightening of monetary policy by year end.

INVESTMENT STRATEGY
   As noted in the economic overview, the fixed income markets experienced a good deal of interest rate volatility during the past fiscal year. This volatility resulted from changing market perceptions regarding the underlying strength of the economy and the direction of monetary policy. Rodney Square Management
Corporation, the Funds' Manager attempts to anticipate directional changes in interest rates and swings in market psychology. Within the context of regulatory and liquidity constraints, the Funds' Manager then adjusts each portfolio's weighted average maturity in an effort to maximize the return to shareholders. Judging by the favorable returns of each of the Portfolios versus its peer group, the Funds' Manager believes it had success this past fiscal year.*

   As measured by IBC's Money Fund Report, The Money Market Portfolio had a 12-month total return of 5.17% versus 5.00% for IBC's First Tier fund average; the U.S. Government Portfolio returned 5.08% versus 4.89% for the IBC's Government and Agency average; and The Tax-Exempt Fund had a 12-month total return of 3.11% versus 3.04% for IBC's Stockbroker & General Purpose category average.*

   More importantly, however, we are pleased to have provided the shareholders of each Portfolio with consistently competitive returns through the years.

   We invite your comments and questions and we thank you for your investment in the Funds.


                                  Sincerely,

                                  /s/ Martin L. Klopping
                                  Martin L. Klopping

                                  President



   November 18, 1996

--------------------------
* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN EITHER FUND IS NEITHER INSURED NOR GUARANTEED BY WILMINGTON TRUST COMPANY OR ANY OTHER BANKING INSTITUTION, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.


THE RODNEY SQUARE FUND/U.S. GOVERNMENT PORTFOLIO
------------------------------------------------
INVESTMENTS/SEPTEMBER 30, 1996
(Showing Percentage of Total Value of Net Assets)
------------------------------------------------------------------------------

                                                                      PRINCIPAL         VALUE
                                                                       AMOUNT          (NOTE 2)
                                                                      ---------       ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 60.7%
 FEDERAL FARM CREDIT BANKS DISCOUNT NOTES - 19.0%
   Federal Farm Credit Banks Notes, 5.28%, 10/16/96............    $   8,600,000    $   8,581,080
   Federal Farm Credit Banks Notes, 5.24%, 10/21/96............        9,140,000        9,113,392
   Federal Farm Credit Banks Notes, 5.34%, 10/22/96............        9,000,000        8,971,965
   Federal Farm Credit Banks Notes, 5.18%, 11/05/96............        5,000,000        4,974,819
   Federal Farm Credit Banks Notes, 5.20%, 11/26/96............       17,500,000       17,358,444
   Federal Farm Credit Banks Notes, 5.37%, 12/02/96............        5,000,000        4,953,758
   Federal Farm Credit Banks Notes, 5.43%, 12/26/96............        6,185,000        6,104,770
   Federal Farm Credit Banks Notes, 5.55%, 05/08/97............        5,000,000        4,831,189
                                                                                    -------------
                                                                                       64,889,417
                                                                                    -------------
 FEDERAL FARM CREDIT BANKS NOTES - 4.4%
   Federal Farm Credit Banks Notes, 5.53%, 10/01/96............        5,000,000        5,000,000
   Federal Farm Credit Banks Notes, 5.60%, 06/03/97............       10,000,000        9,990,603
                                                                                    -------------
                                                                                       14,990,603
                                                                                    -------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES - 26.5%
   Federal Home Loan Banks Notes, 5.39%, 10/09/96..............       10,000,000        9,988,022
   Federal Home Loan Banks Notes, 5.29%, 10/15/96..............       15,000,000       14,969,142
   Federal Home Loan Banks Notes, 5.40%, 11/06/96..............        5,000,000        4,973,000
   Federal Home Loan Banks Notes, 5.25%, 11/12/96..............       10,000,000        9,938,750
   Federal Home Loan Banks Notes, 5.23%, 11/13/96..............       18,000,000       17,887,555
   Federal Home Loan Banks Notes, 5.38%, 12/19/96..............        8,000,000        7,905,551
   Federal Home Loan Banks Notes, 5.52%, 01/13/97..............        5,000,000        4,920,267
   Federal Home Loan Banks Notes, 5.45%, 01/24/97..............        5,390,000        5,296,162
   Federal Home Loan Banks Notes, 5.26%, 01/27/97..............        9,685,000        9,518,020
   Federal Home Loan Banks Notes, 5.255%, 02/07/97.............        5,000,000        4,905,847
                                                                                    -------------
                                                                                       90,302,316
                                                                                    -------------
 FEDERAL HOME LOAN BANKS NOTES - 7.9%
   Federal Home Loan Banks Notes, 5.21%, 11/13/96*.............       10,000,000        9,999,203
   Federal Home Loan Banks Notes, 4.86%, 02/07/97..............        7,000,000        6,981,328
   Federal Home Loan Banks Notes, 5.21%, 06/17/97*.............       10,000,000        9,994,536
                                                                                    -------------
                                                                                       26,975,067
                                                                                    -------------
 TENNESSEE VALLEY AUTHORITY DISCOUNT NOTES - 2.9%
   Tennessee Valley Auth. Notes, 5.20%, 11/07/96...............       10,000,000        9,946,555
                                                                                    -------------

        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $207,103,958)...........       207,103,958
                                                                                    -------------

U.S. TREASURY OBLIGATIONS - 3.2%
   U.S. Treasury Notes, 8.50%, 04/15/97........................        6,000,000        6,086,133
   U.S. Treasury Notes, 6.50%, 05/15/97........................        5,000,000        5,018,404
                                                                                    -------------

        TOTAL U.S. TREASURY OBLIGATIONS (COST $11,104,537).....................        11,104,537
                                                                                    -------------

REPURCHASE AGREEMENTS - 36.3%
 With   Goldman,  Sachs  &  Co.:   at
   5.85%,  dated  09/30/96,   to   be
   repurchased   at  $70,011,375   on
   10/01/96,    collateralized     by
   $71,400,000   Federal     National
   Mortgage   Association  Securities
   with various coupons and maturities to 08/01/34                 $  70,000,000    $  70,000,000

 With   UBS   Securities,  Inc.:   at
   5.92%,  dated  09/30/96,   to   be
   repurchased   at  $53,998,178   on
   10/01/96,    collateralized     by
   $55,071,286  Government   National
   Mortgage   Association  Securities
   with various coupons and maturities to 09/15/26                    53,989,300       53,989,300
                                                                                    -------------

        TOTAL REPURCHASE AGREEMENTS (COST $123,989,300)........................       123,989,300
                                                                                    -------------



TOTAL INVESTMENTS (COST $342,197,795)+ - 100.2%................................       342,197,795
                                                                                    -------------

OTHER ASSETS AND LIABILITIES, NET - (0.2)%.....................................          (771,686)
                                                                                    -------------

NET ASSETS - 100.0%............................................................      $341,426,109
                                                                                    =============


* Denotes a Variable or Floating Rate Note. Variable and Floating Rate Notes are instruments whose rates change periodically. The rate shown is the interest rate as of September 30, 1996.
+  Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.


THE RODNEY SQUARE FUND/MONEY MARKET PORTFOLIO
---------------------------------------------
INVESTMENTS/SEPTEMBER 30, 1996
(Showing Percentage of Total Value of Net Assets)
------------------------------------------------------------------------------

                                                                         MOODY'S/S&P     PRINCIPAL            VALUE
                                                                           RATING         AMOUNT             (NOTE 2)
                                                                         -----------     ---------           --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%
   Federal Home Loan Banks Notes, 5.38%, 03/14/97
     (COST $5,000,000).............................................        P-1/A-1+    $  5,000,000      $    5,000,000
                                                                                                          -------------


TAXABLE MUNICIPAL SECURITIES - 6.2%
 ILLINOIS - 0.7%
   Illinois Dev. Fin. Auth. Rev. Bonds (American College of
     Surgeons Proj.), Ser. 1996, 5.60%, 08/01/26*..................        NR/A-1+        7,000,000           7,000,000
                                                                                                          -------------

 MICHIGAN - 1.7%
   Genesys Health Sys., Ser. 1995A, 5.64%, 04/01/20*................      VMIG1/A-1      16,700,000          16,700,000
                                                                                                          -------------

 NEW YORK - 3.8%
   New York City, NY, Ser. H, Subser. H-7, 5.55%, 11/13/96..........      VMIG1/A-1+     29,000,000          29,000,000
   New York City, NY, Ser. 1996 A-2, 5.57%, 12/19/96................       P-1/A-1+       8,500,000           8,500,000
                                                                                                          -------------
                                                                                                             37,500,000
                                                                                                          -------------

        TOTAL TAXABLE MUNICIPAL SECURITIES (COST $61,200,000)....................................            61,200,000
                                                                                                          -------------

CERTIFICATES OF DEPOSIT - 18.9%
 FOREIGN BANKS, FOREIGN CENTERS - 1.0%
   Abbey National, 5.82%, 01/13/97..................................       P-1/A-1+      10,000,000          10,002,525
                                                                                                          -------------

 U.S. BANKS, U.S. BRANCHES - 3.1%
   First Alabama Bank, 5.34%, 10/21/96..............................       P-1/A-1+      30,000,000          30,000,000
                                                                                                          -------------

 FOREIGN BANKS, U.S. BRANCHES - 14.8%
   Bank of Nova Scotia, 5.56%, 01/21/97.............................       P-1/A-1+      45,000,000          45,007,319
   Bayerische Hypotheken & Wechselban, 5.40%, 11/25/96..............       P-1/A-1       20,000,000          20,000,000
   Canadian Imperial Bank of Commerce, 5.91%, 05/09/97..............       P-1/A-1+       5,000,000           5,000,000
   Credit Agricole, 5.53%, 10/17/96.................................       P-1/A-1+      30,000,000          30,000,000
   National Westminster, 5.56%, 01/17/97............................       P-1/A-1+      20,000,000          20,003,038
   Rabobank, 5.56%, 02/18/97........................................       P-1/A-1+      25,000,000          25,002,772
                                                                                                          -------------
                                                                                                            145,013,129
                                                                                                          -------------

        TOTAL CERTIFICATES OF DEPOSIT (COST $185,015,654)........................................           185,015,654
                                                                                                          -------------

COMMERCIAL PAPER - 34.9%
 AUTOMOBILES - 3.0%
   Daimler-Benz North America Corp., 5.64%, 01/08/97................       P-1/A-1       15,000,000          14,767,350
   Daimler-Benz North America Corp., 5.40%, 01/23/97................       P-1/A-1       15,000,000          14,743,500
                                                                                                          -------------
                                                                                                             29,510,850
                                                                                                          -------------
 BANKS - 4.0%
   Commerzbank U.S. Fin., Inc., 5.55%, 01/17/97.....................       P-1/A-1+    $ 40,000,000      $   39,334,000
                                                                                                          -------------

 BUILDING & BUILDING SUPPLIES - 4.0%
   CSR America, Inc., 5.33%, 10/18/96...............................       P-1/A-1       10,000,000           9,974,831
   CSR America, Inc., 5.30%, 10/24/96...............................       P-1/A-1       10,000,000           9,966,139
   CSR America, Inc., 5.35%, 12/03/96...............................       P-1/A-1        5,000,000           4,953,187
   CSR America, Inc., 5.44%, 02/13/97...............................       P-1/A-1       10,000,000           9,796,000
   CSR Fin. Ltd., 5.30%, 10/22/96...................................       P-1/A-1        5,000,000           4,984,542
                                                                                                          -------------
                                                                                                             39,674,699
                                                                                                          -------------
 CHEMICALS - 3.8%
   Akzo Nobel Inc., 5.45%, 10/17/96.................................       P-1/A-1       10,000,000           9,975,778
   Akzo Nobel Inc., 5.32%, 11/18/96.................................       P-1/A-1       15,000,000          14,893,600
   Akzo Nobel Inc., 5.40%, 01/09/97.................................       P-1/A-1       12,750,000          12,558,750
                                                                                                          -------------
                                                                                                             37,428,128
                                                                                                          -------------
 ENTERTAINMENT - 2.1%
   Walt Disney Co., 5.30%, 10/11/96.................................       P-1/A-1       20,000,000          19,970,555
                                                                                                          -------------

 FINANCE - 2.6%
   PGA Tour Investment Fin., Inc., 5.32%, 11/12/96..................       P-1/A-1       25,500,000          25,341,730
                                                                                                          -------------

 INTERNATIONAL TRADING - 1.6%
   Daewoo International (America) Corp., 5.37%, 10/11/96............       P-1/A-1+      15,000,000          14,977,625
                                                                                                          -------------

 LEASING - 6.5%
   International Lease Fin. Corp., 5.45%, 03/14/97..................       P-1/A-1       25,000,000          24,379,305
   Vehicle Services Corp. of America Ltd., 5.34%, 11/15/96..........       P-1/A-1        5,000,000           4,966,625
   Vehicle Services Corp. of America Ltd., 5.45%, 11/21/96..........       P-1/A-1        5,000,000           4,961,396
   Vehicle Services Corp. of America Ltd., 5.50%, 12/05/96..........       P-1/A-1       29,500,000          29,207,049
                                                                                                          -------------
                                                                                                             63,514,375
                                                                                                          -------------
 LEISURE TIME - 4.0%
   Bass Fin. (C.I.) Ltd., 5.48%, 12/20/96...........................       P-1/A-1       40,000,000          39,512,889
                                                                                                          -------------

 MEDICAL & MEDICAL SERVICES - 0.8%
   Medical Bldg. Funding VII, 5.875%, 12/11/96......................        NR/A-1        8,300,000           8,203,830
                                                                                                          -------------

 PHARMACEUTICALS - 2.0%
   Zeneca Wilmington Inc., 5.35%, 12/17/96..........................       P-1/A-1+      20,000,000          19,771,138
                                                                                                          -------------

 SECURITIES DEALERS - 0.5%
   Merrill Lynch & Co., Inc., 5.40%, 01/14/97.......................       P-1/A-1+       5,000,000           4,921,250
                                                                                                          -------------

        TOTAL COMMERCIAL PAPER (COST $342,161,069)...............................................           342,161,069
                                                                                                          -------------

CORPORATE NOTES - 14.8%
 BANKS - 13.8%
   Abbey National Treasury Services, 5.29%, 07/15/97*...............        Aa2/AA     $ 30,000,000     $    29,983,959
   Bank One Columbus, 5.26%, 07/01/97*..............................       P-1/A-1+      35,000,000          34,974,869
   Bayerische Landesbank, NY, 5.51%, 11/20/96.......................       P-1/A-1+      25,000,000          25,007,623
   Morgan Guaranty Trust Co., 5.29%, 04/22/97*......................       P-1/A-1+      25,000,000          24,994,606
   Society National Bank Cleveland, 5.92%, 05/21/97.................       P-1/A-1       20,000,000          20,000,000
                                                                                                          -------------
                                                                                                            134,961,057
                                                                                                          -------------
 FINANCIAL - 1.0%
   General Electric Cap. Corp., 5.42%, 10/25/96*....................       Aaa/AAA        8,570,000           8,570,650
   General Electric Cap. Corp., 5.30%, 01/03/97.....................       Aaa/AAA        1,000,000             999,075
                                                                                                          -------------
                                                                                                              9,569,725
                                                                                                          -------------

        TOTAL CORPORATE NOTES (COST $144,530,782)................................................           144,530,782
                                                                                                          -------------

BANKERS' ACCEPTANCE NOTICES - 4.7%
   CoreStates Bank, 5.44%, 10/29/96.................................       P-1/A-1       11,615,160          11,566,015
   CoreStates Bank, 5.45%, 10/29/96.................................       P-1/A-1       13,384,840          13,328,103
   CoreStates Bank, 5.45%, 01/23/97.................................       P-1/A-1        6,300,000           6,191,272
   CoreStates Bank, 5.53%, 03/12/97.................................       P-1/A-1        8,000,000           7,800,920
   Mellon Bank, 5.48%, 10/03/96.....................................       P-1/A-1        7,300,000           7,297,778
                                                                                                          -------------

        TOTAL BANKERS' ACCEPTANCE NOTICES (COST $46,184,088).....................................            46,184,088
                                                                                                          -------------

REPURCHASE AGREEMENT - 20.0%
With  UBS Securities, Inc.: at 5.92%,
   dated  09/30/96, to be repurchased
   at   $196,490,907   on   10/01/96,
   collateralized   by   $200,392,357
   Government    National    Mortgage
   Association    Securities     with
   various coupons and maturity dates to 09/15/26 (COST $196,458,600).............     196,458,600          196,458,600
                                                                                                          -------------



TOTAL INVESTMENTS (COST $980,550,193)+ - 100.0%...................................................          980,550,193
                                                                                                          -------------

OTHER ASSETS AND LIABILITIES, NET - 0.0%..........................................................              305,933
                                                                                                          -------------

NET ASSETS - 100.0%...............................................................................         $980,856,126
                                                                                                          =============

* Denotes a Variable or Floating Rate Note. Variable and Floating Rate Notes are instruments whose rates change periodically. The rate shown is the interest rate as of September 30, 1996.
+  Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.


THE RODNEY SQUARE TAX-EXEMPT FUND
---------------------------------------------
INVESTMENTS/SEPTEMBER 30, 1996
(Showing Percentage of Total Value of Net Assets)
------------------------------------------------------------------------------

                                                                         MOODY'S/S&P     PRINCIPAL            VALUE
                                                                           RATING         AMOUNT             (NOTE 2)
                                                                         -----------     ---------           --------
MUNICIPAL BONDS - 99.9%
 ALABAMA - 3.8%
   Birmingham, AL Gen. Oblig. Ref. Bonds, Ser. 1994A, 3.80%,
     06/01/18*.....................................................       VMIG1/A-1+   $  5,000,000     $     5,000,000
   Birmingham, AL Gen. Oblig. Ref. Bonds, Ser. 1995, 3.80%,
     06/01/23*.....................................................       VMIG1/A-1+      4,000,000           4,000,000
                                                                                                          -------------
                                                                                                              9,000,000
                                                                                                          -------------
 ALASKA - 2.5%
   Anchorage, AK Higher Educ. (Alaska Pacific Univ.), Ser. 1993,
     3.85%, 07/01/17*                                                      NR/A-1+        5,900,000           5,900,000
                                                                                                          -------------

 CALIFORNIA - 2.0%
   State of California 1996-1997 Rev. Anti. Notes, 4.50%, 06/30/97..      MIG1/SP-1+      4,800,000           4,818,231
                                                                                                          -------------

 DISTRICT OF COLUMBIA - 7.2%
   Dist. of Columbia Gen. Oblig. Bonds, Ser. 1991B-1, 4.05%,
     06/01/03*.....................................................       VMIG1/A-1+      5,700,000           5,700,000
   Dist. of Columbia Gen. Oblig. Bonds, Ser. B-2, 4.05%, 06/01/03*.       VMIG1/A-1+        400,000             400,000
   Dist. of Columbia (American Univ.), Ser. 1985, 3.95%, 10/01/15*.        VMIG1/NR      10,000,000          10,000,000
   Dist. of Columbia (American Univ.), Ser. 1986A, 3.95%, 12/01/15*        VMIG1/NR       1,000,000           1,000,000
                                                                                                          -------------
                                                                                                             17,100,000
                                                                                                          -------------
 FLORIDA - 2.3%
   City of Jacksonville, FL Poll. Cntrl. Rev. Bonds TECP (Florida
     Power & Light Co. Proj.), Ser. 1992, 3.70%, 12/13/96..........        P-1/A-1+       3,000,000           3,000,000
   St. Lucie County, FL Poll. Cntrl. Rev. Ref. Bonds TECP (Florida
     Power & Light Co. Proj.), Ser. 1994A, 3.70%, 12/13/96.........        P-1/A-1+       2,500,000           2,500,000
                                                                                                          -------------
                                                                                                              5,500,000
                                                                                                          -------------
 GEORGIA - 6.3%
   Assoc. County Commission of Georgia TECP (Cherokee County
     Georgia Public Purpose Proj.), 4.55%, 12/01/96................        Aaa/AAA        3,000,000           3,005,852
   Atlanta, GA Downtown Dev. Auth. (Care Proj.), Ser. 1993,
     3.90%, 06/01/13*..............................................        VMIG1/NR       2,600,000           2,600,000
   Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds (Georgia
     Kraft Co. Proj.), 3.90%, 12/01/05*............................         P-1/NR        4,600,000           4,600,000
   Fulton County, GA Dev. Auth. Rev. Bonds, 3.90%, 12/01/10*.......         Aa3/NR        2,000,000           2,000,000
   Municipal Gas Auth. of Georgia Gas Rev. Bonds TECP (Southern
     Portfolio), Ser. B, 3.70%, 10/18/96...........................        NR/A-1+        2,800,000           2,800,000
                                                                                                          -------------
                                                                                                             15,005,852
                                                                                                          -------------
 IDAHO - 2.5%
   Idaho Health Fac. Auth. Rev. Bonds (St. Luke's Regional
     Medical Ctr. Proj.), Ser. 1995, 3.95%, 05/01/22*..............        VMIG1/NR       5,950,000           5,950,000
                                                                                                          -------------

 ILLINOIS - 9.1%
   City of Chicago, IL O'Hare International Airport (American
     Airlines), Ser. 1983C, 4.00%, 12/01/17*.......................         P-1/NR     $  3,000,000     $     3,000,000
   City of Chicago, IL O'Hare International Airport (American
     Airlines), Ser. 1983D, 4.00%, 12/01/17*.......................         P-1/NR        2,000,000           2,000,000
   Illinois Health Fac. Auth. Rev. TECP (University of Chicago),
     3.75%, 01/30/97...............................................       VMIG1/A-1+     11,500,000          11,500,000
   Illinois Health Fac. Auth. (Healthcorp Affiliates - Central
     Du Page Hospital Proj.), Ser. 1990, 3.95%, 11/01/20*..........        VMIG1/NR       3,900,000           3,900,000
   Illinois Health Fac. Auth. Rev. (Northwestern Memorial
     Hosp.), Ser. 1995, 3.85%, 08/15/25*...........................       VMIG1/A-1+      1,100,000           1,100,000
                                                                                                          -------------
                                                                                                             21,500,000
                                                                                                          -------------
 INDIANA - 3.6%
   Indiana Educ. Auth. Rev. Bonds (Saint Mary of The Woods
     College), 3.85%, 02/15/26*....................................        NR/A-1+        2,000,000           2,000,000
   Indiana Health Fac. Fin. Auth. Rev. Bonds (Cap. Access
     Designated Pool Proj.), Ser. 1992, 3.85%, 12/01/02*...........        VMIG1/NR       2,700,000           2,700,000
   Indiana Health Fac. Fin. Auth. Rev. Bonds (Cap. Access
     Designated Pool Proj.), Ser. 1991, 3.85%, 08/01/06*...........        VMIG1/NR       3,875,000           3,875,000
                                                                                                          -------------
                                                                                                              8,575,000
                                                                                                          -------------
 IOWA - 2.5%
   Des Moines, IA Methodist Sys. Inc. Hosp. Fac. (Methodist
     Medical Center Proj.), Ser. 1985, 3.85%, 08/01/15*............        VMIG1/NR       2,735,000           2,735,000
   Univ. of Iowa Fac. Corp. (Human Biology Research Proj.),
     Ser. 1985A, 4.05%, 06/01/05*..................................         NR/A-1        3,125,000           3,125,000
                                                                                                          -------------
                                                                                                              5,860,000
                                                                                                          -------------
 LOUISIANA - 8.9%
   Louisiana Public Fac. Auth. Hosp. Rev. Bonds (Willis-Knighton
     Medical Center Proj.), Ser. 1993, 3.80%, 09/01/23*............       VMIG1/A-1       7,000,000           7,000,000
   Louisiana Public Fac. Auth. Hosp. Rev. Bonds (Willis-Knighton
     Medical Center Proj.), Ser. 1995, 3.80%, 09/01/25*............       VMIG1/A-1       3,500,000           3,500,000
   Plaquemines, LA Port Harbor & Terminal Dist. Marine Terminal
     Fac. Rev. Bonds TECP, 3.70%, 12/05/96.........................        P-1/A-1+      10,500,000          10,500,000
                                                                                                          -------------
                                                                                                             21,000,000
                                                                                                          -------------
 MICHIGAN - 1.1%
   Michigan State Hosp. Fin. Auth. (St. Marys Hosp. of Livonia),
     Ser. 1996A, 3.95%, 07/01/17*..................................       VMIG1/A-1       2,500,000           2,500,000
                                                                                                          -------------

 MISSISSIPPI - 2.4%
   Mississippi Business Fin. Corp. Ind. Dev. Rev.
     Bonds (Mississippi College Proj.), Ser. 1996, 3.85%, 09/01/06*          NR/A-1       5,000,000           5,000,000
   Mississippi Hosp. Equip. & Fac. Auth. (Mississippi Baptist
     Medical Center), Ser. 1990B, 3.80%, 07/01/12*.................        VMIG1/NR         715,000             715,000
                                                                                                          -------------
                                                                                                              5,715,000
                                                                                                          -------------
 MISSOURI - 2.7%
   Missouri Health & Educ. Fac. Auth. TECP (SSM Healthcare),
     Ser. 1988C, 3.60%, 10/15/96...................................        VMIG1/NR       5,700,000           5,700,000
   Missouri St. Environ. Imp. & Energy Resource Auth. Poll.
     Cntrl. Rev. Bonds (Noranda Aluminum Inc. Proj.), 4.05%,
     10/01/02*.....................................................        VMIG1/NR         800,000             800,000
                                                                                                          -------------
                                                                                                              6,500,000
                                                                                                          -------------
 MONTANA - 2.9%
   Forsyth, Mt Poll. Cntrl. Rev. Bonds (Portland General
     Electric), Ser. 1983B, 3.75%, 06/01/13*.......................        P-1/A-1+       6,900,000           6,900,000
                                                                                                          -------------

 NEW YORK - 0.2%
   New York, NY, Subser. A-4, 3.85%, 08/01/22*......................      VMIG1/A-1+        500,000             500,000
                                                                                                          -------------

 NORTH CAROLINA - 2.1%
   Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
     (Texas Gulf), Ser. 1985, 3.93%, 10/01/05*.....................         Aa1/NR        5,000,000           5,000,000
                                                                                                          -------------

 PENNSYLVANIA - 3.4%
   Montgomery County, PA Poll. Cntrl. Rev. Bonds TECP (PECO
     Energy Co. Proj.), Ser. 1996A, 3.65%, 03/01/34*...............        P-1/A-1+       8,000,000           8,000,000
                                                                                                          -------------

 TENNESSEE - 1.9%
   Public Auth. of Clarksville, TN Pooled Rev. Bonds, Ser. 1994,
     3.85%, 06/01/24*..............................................         NR/A-1        4,600,000           4,600,000
                                                                                                          -------------

 TEXAS - 21.6%
   Angelina & Neches River Auth. of Texas IDC Solid Waste
     Disposal, Ser. 1984C, 3.90%, 05/01/14*........................         P-1/NR          700,000             700,000
   Angelina & Neches River Auth. of Texas IDC Solid Waste
     Disposal, Ser. 1984E, 3.90%, 05/01/14*........................         P-1/NR          800,000             800,000
   Bexar County, TX Health Fac. Dev. Corp. Rev. Bonds (Air
     Force Village II Proj.), Ser. 1985B, 3.80%, 03/01/12*.........        NR/A-1+       10,100,000          10,100,000
   City of Brownsville, TX Utilities Sys. TECP, Ser. A, 3.70%,
     11/19/96......................................................        P-1/A-1+       6,700,000           6,700,000
   Dallas TX Area Rapid Transit TECP, 3.70%, 12/13/96..............        P-1/A-1+       9,300,000           9,300,000
   Harris County, TX Health Fac. Auth. Dev. Corp. (St. Luke's
     Episcopal Hosp. Proj.), Ser. C, 4.00%, 02/15/16*..............        NR/A-1+     $  2,000,000     $     2,000,000
   Harris County, TX Health Fac. Dev. Corp. (Methodist Hosp.),
     4.00%, 12/01/25*..............................................        NR/A-1+        9,700,000           9,700,000
   North Central, TX Health Fac. Dev. Corp. (Methodist Hosp.
     of Dallas), Ser. 1985B, 4.00%, 10/01/15*......................         NR/A-1        6,000,000           6,000,000
   State of Texas Tax and Rev. Antic. Notes, Series 1996, 4.75%,
     08/29/97......................................................       MIG1/SP-1       5,825,000           5,866,473
                                                                                                          -------------
                                                                                                             51,166,473
                                                                                                          -------------
 UTAH - 2.0%
   Salt Lake City, UT Rev. Bonds, Ser. 1990, 3.80%, 01/01/20*.......      VMIG1/A-1+      4,700,000           4,700,000
                                                                                                          -------------

 WASHINGTON - 4.0%
   King County, WA Sewer Rev. Bonds TECP, 3.55%, 11/08/96...........       P-1/A-1        6,800,000           6,800,000
   Washington Health Care Fac. Auth. Rev. Bonds (Fred Hutchinson
     Cancer Research Center), Ser. 1996, 3.95%, 01/01/23*..........        VMIG1/NR       2,800,000           2,800,000
                                                                                                          -------------
                                                                                                              9,600,000
                                                                                                          -------------
 WYOMING - 4.9%
   Green River, WY Poll. Cntrl. Rev. Bonds (Texas Gulf Inc.),
     Ser. 1984, 4.05%, 12/01/04*...................................         Aa2/NR        2,000,000           2,000,000
   Sweetwater County, WY Poll. Cntrl. Rev. Bonds TECP (Pacificorp
     Proj.), Ser. 1988A, 3.55%, 10/17/96...........................        P-1/A-1+       7,500,000           7,500,000
   Sweetwater County, WY Poll. Cntrl. Rev. Bonds (Pacificorp
     Proj.), Ser. 1984, 3.75%, 12/01/14*...........................        P-1/A-1+       2,100,000           2,100,000
                                                                                                          -------------
                                                                                                             11,600,000
                                                                                                          -------------

        TOTAL MUNICIPAL BONDS (COST $236,990,556)................................................           236,990,556
                                                                                                          -------------



TOTAL INVESTMENTS (COST $236,990,556)+ - 99.9%....................................................          236,990,556
                                                                                                          -------------

OTHER ASSETS AND LIABILITIES, NET - 0.1%..........................................................              194,148
                                                                                                          -------------

NET ASSETS - 100.0%...............................................................................         $237,184,704
                                                                                                          =============

* Denotes a Variable or Floating Rate Note. Variable and Floating Rate Notes are instruments whose rates change periodically. The rate shown is the interest rate as of September 30, 1996.
+  Cost for federal income tax purposes.
TECP -- Tax-Exempt Commercial Paper.

    The accompanying notes are an integral part of the financial statements.


THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
----------------------------------------------------------
FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996

                                                                RODNEY SQUARE       RODNEY SQUARE
                                                                     FUND -               FUND -          RODNEY SQUARE
                                                                U.S. GOVERNMENT        MONEY MARKET         TAX-EXEMPT
                                                                   PORTFOLIO            PORTFOLIO              FUND
                                                                 --------------      --------------       -------------

ASSETS:
Investments in securities (including repurchase agreements
 of $123,989,300, $196,458,600 and $0, respectively),
 at value (amortized cost $342,197,795, $980,550,193,
 and $236,990,556, respectively) (Note 2).................        $  342,197,795      $  980,550,193      $  236,990,556
Interest receivable ......................................               843,208           4,594,542             931,433
Other assets..............................................                 6,699               9,523               5,013
                                                                  --------------      --------------       -------------
 Total assets ............................................           343,047,702         985,154,258         237,927,002
                                                                  --------------      --------------       -------------

LIABILITIES:
Dividends payable ........................................             1,449,096           3,896,862             627,040
Accrued management fee (Note 3) ..........................               139,866             369,176              97,793
Other accrued expenses (Note 3) ..........................                32,631              32,094              17,465
                                                                  --------------      --------------       -------------

 Total liabilities .......................................             1,621,593           4,298,132             742,298
                                                                  --------------      --------------       -------------

NET ASSETS ...............................................        $  341,426,109      $  980,856,126      $  237,184,704
                                                                  ==============      ==============      ==============

NET ASSETS CONSIST OF:
Capital paid in ..........................................        $  341,424,547      $  980,870,405      $  237,186,364
Accumulated realized gain (loss) on investments - net ...                  1,562            (14,279)             (1,660)
                                                                  --------------      --------------       -------------

NET ASSETS, for 341,424,547, 980,870,405, and 237,193,047,
 shares outstanding, respectively ........................        $  341,426,109      $  980,856,126      $  237,184,704
                                                                  ==============      ==============      ==============

NET ASSET VALUE, offering and redemption price per share:..             $1.00(1)            $1.00(2)            $1.00(3)
                                                                  ==============      ==============      ==============



1    $341,426,109 / 341,424,547 outstanding shares of beneficial interest,  no par value
2    $980,856,126 / 980,870,405 outstanding shares of beneficial interest,  no par value
3    $237,184,704 / 237,193,047 outstanding shares of beneficial interest,  no par value

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended September 30, 1996

                                                                  RODNEY SQUARE        RODNEY SQUARE
                                                                      FUND -               FUND -          RODNEY SQUARE
                                                                 U.S. GOVERNMENT        MONEY MARKET         TAX-EXEMPT
                                                                    PORTFOLIO            PORTFOLIO              FUND
                                                                  --------------      --------------       -------------

INTEREST INCOME ..........................................        $   20,177,909      $   48,372,692      $   10,432,301
                                                                  --------------      --------------       -------------

EXPENSES:
Management  fee (Note 3) .................................             1,718,316           4,086,710           1,346,805
Accounting fee (Note 3) ..................................               103,119             203,902              87,310
Distribution expenses (Note 3)............................                71,124             105,102              21,498
Trustees' fees and expenses (Note 3) .....................                 6,375               9,375               6,600
Registration fees ........................................                36,702              44,624              38,071
Reports to shareholders ..................................                 5,261              10,979               8,410
Legal ....................................................                15,493              35,864              20,925
Audit ....................................................                14,360              29,139              29,099
Other ....................................................                43,873              83,151              40,682
                                                                  --------------      --------------       -------------

 Total expenses...........................................             2,014,623           4,608,846           1,599,400
                                                                  --------------      --------------       -------------

 Net investment income....................................            18,163,286          43,763,846           8,832,901
                                                                  --------------      --------------       -------------

REALIZED GAIN (LOSS) ON INVESTMENTS - NET (NOTE 2) .......                  (58)                 127                   0
                                                                  --------------      --------------       -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....        $   18,163,228      $   43,763,973      $    8,832,901
                                                                  ==============      ==============      ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  RODNEY SQUARE        RODNEY SQUARE
                                                                      FUND -               FUND -          RODNEY SQUARE
                                                                 U.S. GOVERNMENT        MONEY MARKET         TAX-EXEMPT
                                                                    PORTFOLIO            PORTFOLIO              FUND
                                                                  --------------      --------------       -------------
For the Fiscal Year Ended September 30, 1996
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ...................................        $   18,163,286      $   43,763,846      $    8,832,901
 Net realized gain (loss) on investments .................                  (58)                 127                   0
                                                                  --------------      --------------       -------------
 Net increase in net assets resulting from operations ....            18,163,228          43,763,973           8,832,901
                                                                  --------------      --------------       -------------
Dividends to shareholders from net investment income
 ($0.050, $0.050, and $0.031 per share, respectively) ....          (18,163,286)        (43,763,846)         (8,832,901)
                                                                  --------------      --------------       -------------
Share transactions at net asset value of $1.00 per share
 Proceeds from sale of shares ............................         4,435,793,585       6,848,793,367       2,137,883,514
 Shares issued to shareholders in reinvestment of dividends
    from net investment income ..........................                388,936           3,203,419             289,502
 Cost of shares redeemed .................................       (4,400,852,267)     (6,622,265,795)     (2,219,200,892)
                                                                  --------------      --------------       -------------
 Net increase (decrease) in net assets and shares resulting
  from share transactions ...............................             35,330,254         229,730,991        (81,027,876)
                                                                  --------------      --------------       -------------
Total increase (decrease) in net assets ..................            35,330,196         229,731,118        (81,027,876)

NET ASSETS:
 Beginning of year .......................................           306,095,913         751,125,008         318,212,580
                                                                  --------------      --------------       -------------
 End of year .............................................        $  341,426,109      $  980,856,126      $  237,184,704
                                                                  ==============      ==============      ==============

For the Fiscal Year Ended September 30, 1995
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ...................................        $   18,666,118      $   37,030,904      $   11,879,978
 Net realized gain (loss) on investments .................               (6,526)                 243               4,106
                                                                  --------------      --------------       -------------
 Net increase in net assets resulting from operations ....            18,659,592          37,031,147          11,884,084

Dividends to shareholders from net investment income
 ($0.052, $0.054, and $0.033 per share, respectively) ....          (18,666,118)        (37,030,904)        (11,879,978)
                                                                  --------------      --------------       -------------
Share transactions at net asset value of $1.00 per share
 Proceeds from sale of shares ............................         3,161,916,931       5,233,294,691       2,175,933,192
 Shares issued to shareholders in reinvestment of dividends
    from net investment income ..........................                305,455           1,620,673             314,985
 Cost of shares redeemed .................................       (3,192,886,094)     (5,090,626,079)     (2,246,604,280)
                                                                  --------------      --------------       -------------
 Net increase (decrease) in net assets and shares resulting
  from share transactions ...............................           (30,663,708)         144,289,285        (70,356,103)
                                                                  --------------      --------------       -------------
Total increase (decrease) in net assets ..................          (30,670,234)         144,289,528        (70,351,997)

NET ASSETS:
 Beginning of year .......................................           336,766,147         606,835,480         388,564,577
                                                                  --------------      --------------       -------------
 End of year .............................................        $  306,095,913      $  751,125,008      $  318,212,580
                                                                  --------------      --------------       -------------

 The accompanying notes are an integral part of the financial statements.


THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
----------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,

                                                                  1996      1995     1994+    1993        1992
                                                                 -------   -------   -------   -------   -------
RODNEY SQUARE FUND - U.S. GOVERNMENT PORTFOLIO
For a Share Outstanding Throughout Each Year:

NET ASSET VALUE - BEGINNING OF YEAR  ...............               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 -------   -------   -------   -------   -------
Investment Operations:
 Net investment income ............................                0.050     0.052     0.033     0.028     0.038
                                                                 -------   -------   -------   -------   -------
Distributions:
 From net investment income ......................               (0.050)   (0.052)   (0.033)   (0.028)   (0.038)
                                                                 -------   -------   -------   -------   -------
NET ASSET VALUE - END OF YEAR  .....................               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 =======   =======   =======   =======   =======

Total Return .......................................               5.08%     5.37%     3.32%     2.83%     3.88%
Ratios (to average net assets)/Supplemental Data:
  Expenses .......................................                 0.55%     0.55%     0.53%     0.53%     0.54%
  Net investment income...........................                 4.97%     5.25%     3.27%     2.79%     3.84%
Net assets at end of year (000 omitted)                         $341,426  $306,096  $336,766  $386,067  $409,534

                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,

                                                                  1996      1995      1994+     1993       1992
                                                                 -------   -------   -------   -------   -------
RODNEY SQUARE FUND - MONEY MARKET PORTFOLIO
For a Share Outstanding Throughout Each Year:

NET ASSET VALUE - BEGINNING OF YEAR ................               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 -------   -------   -------   -------   -------
Investment Operations:
 Net investment income ............................                0.050     0.054     0.033     0.029     0.041
                                                                 -------   -------   -------   -------   -------
Distributions:
 From net investment income ......................               (0.050)   (0.054)   (0.033)   (0.029)   (0.041)
                                                                 -------   -------   -------   -------   -------
NET ASSET VALUE - END OF YEAR  .....................               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 =======   =======   =======   =======   =======

Total Return .......................................               5.17%     5.50%     3.37%     2.92%     4.15%
Ratios (to average net assets)/Supplemental Data:
  Expenses .......................................                 0.53%     0.54%     0.53%     0.52%     0.52%
  Net investment income...........................                 5.03%     5.37%     3.33%     2.88%     4.06%
Net assets at end of year (000 omitted).............            $980,856  $751,125  $606,835  $649,424  $717,544


+ During the fiscal year ended September 30, 1994, the Fund Manager contributed capital of $0.0045 and $0.0028 per share to the U.S. Government Portfolio and the Money Market Portfolio, respectively.



                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,

                                                                  1996      1995      1994      1993       1992
                                                                 -------   -------   -------   -------   -------
RODNEY SQUARE TAX-EXEMPT FUND
For a Share Outstanding Throughout Each Year:

NET ASSET VALUE - BEGINNING OF YEAR  ...............               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 -------   -------   -------   -------   -------
Investment Operations:
 Net investment income ............................                0.031     0.033     0.021     0.020     0.030
                                                                 -------   -------   -------   -------   -------
Distributions:
 From net investment income ......................               (0.031)   (0.033)   (0.021)   (0.020)   (0.030)
                                                                 -------   -------   -------   -------   -------
NET ASSET VALUE - END OF YEAR  .....................               $1.00     $1.00     $1.00     $1.00     $1.00
                                                                 =======   =======   =======   =======   =======

Total Return .......................................               3.11%     3.36%     2.17%     2.07%     3.06%
Ratios (to average net assets)/Supplemental Data:
  Expenses .......................................                 0.56%     0.54%     0.54%     0.54%     0.54%
  Net investment income...........................                 3.08%     3.29%     2.13%     2.05%     3.06%
Net assets at end of year (000 omitted).............            $237,185  $318,213  $388,565  $405,517  $327,098



THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------

1.DESCRIPTION  AND  SHARES OF THE FUND.  The Rodney  Square  Fund
  and the Rodney Square Tax-Exempt Fund (the "Fund(s)") are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Declarations of Trust for the Rodney Square Fund, dated February 16, 1982, and the Rodney Square Tax-Exempt Fund, dated July 31, 1985, each as last amended on February 15, 1993, permit the Trustees of each Fund to create additional series (or portfolios), each of which may issue additional classes of shares. There are currently two portfolios, the U.S. Government Portfolio and the Money Market Portfolio (the "Portfolios"), in the Rodney Square Fund, each of which currently consists of a single class of shares. The Rodney Square Tax-Exempt Fund has one portfolio (also a "Portfolio") with a single class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of each Fund:

  SECURITY VALUATION. Each Fund values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act provided that the Fund complies with certain conditions. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity for federal income tax purposes and each intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income and tax-exempt income to its shareholders. Therefore, no federal income tax provision is required. At September 30, 1996, the U.S. Government Portfolio, the Money Market Portfolio and the Rodney Square Tax-Exempt Fund had a net tax basis capital loss carryforward available to offset future capital gains of approximately $7,000, $14,000 and $2,000, respectively, which will expire as follows:

                                 CAPITAL LOSS       EXPIRATION
                                 CARRYFORWARD          DATE
                                 ------------       ----------
U.S. Government Portfolio          $    7,000          09/30/03
Money Market Portfolio             $   14,000          09/30/02
Rodney Square Tax-Exempt Fund      $    2,000          09/30/02


  INTEREST INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest income is accrued as earned. Dividends to shareholders of each Portfolio are declared daily from net investment income, which consists of accrued interest and discount earned
  (including original issue discount), less amortization of premium and the accrued expenses applicable to the dividend period. For the Rodney Square Tax-Exempt Fund only, the tax-exempt interest portion of each dividend is determined uniformly, based on the ratio of the Fund's tax-exempt and taxable income, if any, for the entire fiscal year.

  REPURCHASE AGREEMENTS. The Rodney Square Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Fund Manager, is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Obligations of agencies and instrumentality's of the U.S. Government are not direct obligations of the U.S. Treasury and, thus, may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

  The Money Market Portfolio invests in short-term unsecured debt instruments of corporate issuers. Although the Fund maintains a diversified portfolio, the issuers' ability to meet their obligations may be affected by economic developments in a specific industry or region. The Money Market Portfolio had investments in corporate notes, commercial paper, certificates of deposit, and bankers'
  acceptances  of  domestic  and  foreign  banks  which  in   the
  aggregate approximated 41.4% of its total investments on September 30, 1996.

  Approximately 85.8% of the investments in the Rodney Square Tax-Exempt Fund on September 30, 1996 were insured by private issuers that guarantee payments of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

3.MANAGEMENT  FEE  AND OTHER TRANSACTIONS WITH  AFFILIATES.   The
  Funds employ RSMC, a wholly owned subsidiary of Wilmington Trust Company ("WTC"), to serve as Investment Adviser and Administrator to each of the Funds pursuant to separate Management Agreements each dated August 9, 1991. Under the Management Agreements, RSMC, subject to the supervision of the Funds' Boards of Trustees, directs the investments of the Portfolios in accordance with each Portfolio's investment objective, policies and limitations. Also under the Management Agreements, RSMC is responsible for administrative services such as budgeting, financial reporting, compliance monitoring and corporate management. For its services, the Funds pay RSMC a monthly fee at the annual rate of 0.47% of the average daily net assets of each Portfolio of the Funds.
  The management fee paid to RSMC for the fiscal year ended September 30, 1996, amounted to $1,718,316 for the U.S.
  Government Portfolio, $4,086,710 for the Money Market Portfolio and $1,346,805 for the Rodney Square Tax-Exempt Fund.

  RSMC determines the net asset value per share and provides all Fund accounting services pursuant to a separate Accounting Services Agreement with each Fund. For its services, RSMC receives an annual fee of $50,000 per Portfolio, plus an amount equal to 0.02% of each Portfolio's average daily net assets in excess of $100,000,000. For the fiscal year ended September 30, 1996, RSMC's fees for accounting services amounted to $103,119 for the U.S. Government Portfolio, $203,902 for the Money Market Portfolio and $87,310 for the Rodney Square Tax-Exempt Fund.

  WTC serves as Custodian of the assets of the Funds and is paid for the provision of this service by RSMC out of its management fee. The Funds reimburse WTC for its related out-of-pocket expenses, if any, incurred in connection with the performance of these services.

  RSMC serves as Transfer and Dividend Paying Agent for the Funds and does not receive any separate fees from the Funds for the performance of these services other than the reimbursement of all reasonable out-of-pocket expenses incurred by RSMC or its agents for the provision of such services.

  Pursuant to a Distribution Agreement with each Fund, dated as of December 31, 1992, Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials. The Funds' Boards of Trustees have adopted, and shareholders have approved, distribution plans (the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act, to allow each Fund to reimburse RSD for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.20% of each Portfolio's average daily net assets annually to reimburse RSD for such expenses. For the fiscal year ended September 30, 1996, such expenses amounted to $71,124 for the U.S. Government Portfolio, $105,102 for the Money Market Portfolio and $21,498 for the Rodney Square Tax-Exempt Fund.

  The salaries of all officers of each Fund, the Trustees of each Fund who are "interested persons" of the Fund, WTC, RSMC, RSD, or their affiliates and all personnel of the Funds, WTC, RSMC or RSD performing services related to research, statistical and investment activities, are paid by WTC, RSMC, RSD, or their affiliates. The fees and expenses of the "non-interested" Trustees amounted to $6,375 for the U.S. Government Portfolio, $9,375 for the Money Market Portfolio and $6,600 for the Rodney Square Tax-Exempt Fund for the fiscal year ended September 30, 1996.



THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
----------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To  the  Shareholders and Trustees of The Rodney Square Fund  and
The Rodney Square Tax-Exempt Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Rodney Square Fund (comprising, respectively, the U.S. Government and the Money Market Portfolios) and The Rodney Square Tax-Exempt Fund (the "Funds"), as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Rodney Square Fund and The Rodney Square Tax-Exempt Fund at September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Baltimore, Maryland
October 21, 1996


THE RODNEY SQUARE FUND & THE RODNEY SQUARE TAX-EXEMPT FUND
----------------------------------------------------------
TAX INFORMATION
-----------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code of 1986, The
Rodney Square Tax-Exempt Fund designates $8,832,901 as tax-exempt dividends.

In January, 1997 shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 1996, including any distributions paid between September 30, 1996 and December 31, 1996.


 [Outside cover -- divided into two sections]
 [Left section]


                          TRUSTEES
                        Eric Brucker
                       Fred L. Buckner
                    Robert J. Christian
                     Martin L. Klopping
                      John J. Quindlen
                  ------------------------

                         OFFICERS
                Martin L. Klopping, PRESIDENT
            Joseph M. Fahey, Jr., VICE PRESIDENT
        Robert C. Hancock, VICE PRESIDENT & TREASURER
          Carl M. Rizzo, Esq., ASSISTANT SECRETARY
             Diane D. Marky, ASSISTANT SECRETARY
            Connie L. Meyers, ASSISTANT SECRETARY
             John J. Kelley, ASSISTANT TREASURER
       ------------------------------------------------

              FUND MANAGER, ADMINISTRATOR AND
                       TRANSFER AGENT
            Rodney Square Management Corporation
          ----------------------------------------

                          CUSTODIAN
                  Wilmington Trust Company
                ----------------------------

                         DISTRIBUTOR
              Rodney Square Distributors, Inc.
            -----------------------------------

                        LEGAL COUNSEL
                 Kirkpatrick & Lockhart LLP
               ------------------------------

                    INDEPENDENT AUDITORS
                      Ernst & Young LLP
                   ----------------------


  THIS REPORT IS SUBMITTED FOR THE  GENERAL INFORMATION OF THE
  SHAREHOLDERS OF THE FUNDS.  THE REPORT IS NOT AUTHORIZED FOR
  DISTRIBUTION  TO  PROSPECTIVE  INVESTORS IN THE FUNDS UNLESS
  PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

RS02  11/96

[Right section]

the RODNEY SQUARE
    FUND

         &

the RODNEY SQUARE
    TAX-EXEMPT
    FUND

[GRAPHIC]  Caesar Rodney
upon his galloping horse
facing right, reverse
image on dark background


    ANNUAL REPORT
  SEPTEMBER 30, 1996